UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2011

Date of reporting period:	11/30/2011

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL FINANCIAL SERVICES FUND

ANNUAL REPORT • NOVEMBER 30, 2011

Fund Type

Sector stock

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 17, 2012

Dear Shareholder:

After an extraordinary career at Prudential, Judy Rice retired at the end of 2011 as President of Prudential Investments and President and Director of the Prudential Financial Services Fund (the Fund). While she will remain as Chairman of Prudential Investments until the end of 2012, I was named to succeed her as President and Director of the Fund effective January 1, 2012. I previously served as Executive Vice President of Retail Mutual Fund Distribution for Prudential Investments for the past six years.

Since this is my first letter to shareholders, I would like to recognize Judy for the significant contributions she made in building the Prudential Investments fund family and her unflagging commitment to helping investors like you meet the challenges of a rapidly changing investment environment. My goal is to build on Judy’s accomplishments, with a particular focus on delivering the solutions you need to address your financial goals.

I hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Stuart S. Parker, President

Prudential Financial Services Fund

Prudential Financial Services Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.43%; Class B, 2.13%; Class C, 2.13%; Class Z, 1.13%.

Cumulative Total Returns (Without Sales Charges) as of 11/30/11
	One Year	Five Years	Ten Years
Class A	–11.19%	11.98%	80.58%
Class B	–11.76	8.13	67.91
Class C	–11.76	8.13	67.91
Class Z	–10.91	13.67	85.48
MSCI World Financials ex-Real Estate Index	–12.73	–54.01	–17.78
S&P Composite 1500 Index	7.59	0.84	40.30
Lipper Global Financial Services Funds Avg.	–11.88	–24.61	45.62

Average Annual Total Returns (With Sales Charges) as of 12/31/11
	One Year	Five Years	Ten Years
Class A	–23.41%	0.10%	5.16%
Class B	–23.48	0.37	4.99
Class C	–20.29	0.52	4.99
Class Z	–18.69	1.53	6.03
MSCI World Financials ex-Real Estate Index	–20.12	–14.91	–2.03
S&P Composite 1500 Index	1.75	0.11	3.40
Lipper Global Financial Services Funds Avg.	–18.48	–5.56	3.25

Average Annual Total Returns (With Sales Charges) as of 11/30/11
	One Year	Five Years	Ten Years
Class A	–16.07%	1.14%	5.49%
Class B	–15.93	1.42	5.32
Class C	–12.59	1.58	5.32
Class Z	–10.91	2.60	6.37

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Average Annual Total Returns (Without Sales Charges) as of 11/30/11
	One Year	Five Years	Ten Years
Class A	–11.19%	2.29%	6.09%
Class B	–11.76	1.58	5.32
Class C	–11.76	1.58	5.32
Class Z	–10.91	2.60	6.37

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Financial Services Fund (Class A shares) with a similar investment in the S&P Composite 1500 Index and the MSCI World Financials ex-Real Estate Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2001) and the account values at the end of the current fiscal year (November 30, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through March 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Financial Services Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC, MSCI, and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC for Class A shares is waived for purchases by certain retirement and/or benefit plans. Under certain limited circumstances, an exchange may be made from Class A, Class B, or Class C to Class Z shares or from Class Z to Class A shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

MSCI World Financials ex-Real Estate Index

MSCI World Financials ex-Real Estate Index (also referred to as MSCI Finance ex-Real Estate Index) is an unmanaged, market capitalization-weighted index that monitors the performance of financial stocks from around the world. This index excludes real estate.

S&P Composite 1500 Index

The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index, which gives a broad look at how U.S. stock prices have performed.

Lipper Global Financial Services Funds Average

The Lipper Global Financial Services Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It is a broad representation of how U.S. stock prices have performed.

MSCI All Country World GD Index

MSCI All Country World Gross Dividend (GD) Index is an unmanaged, free float-adjusted market capitalization weighted index that measures the equity market performance of 24 developed and 21 emerging market country indexes. The GD version of the index reinvests as much as possible of a company’s dividend distributions. The reinvested amount equals the total dividend amount distributed to persons residing in the country of the dividend-paying company. The GD version of the index does not include any tax credits.

An investor cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 11/30/11
National Bank of Canada (Canada), Commercial Banks	4.7%
Standard Chartered PLC (United Kingdom), Commercial Banks	4.6
Citigroup, Inc., Diversified Financial Services	4.5
DnB NOR ASA (Norway), Commercial Banks	4.4
BB&T Corp., Commercial Banks	4.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/11
Commercial Banks	51.0%
Insurance	16.8
Capital Markets	14.8
IT Services	10.0
Diversified Financial Services	6.9

Industry weightings reflect only long-term investments and are subject to change.

Prudential Financial Services Fund	5

Strategy and Performance Overview

How did the Fund perform?

Prudential Financial Services Fund Class A shares finished the 12-month reporting period that ended November 30, 2011 down 11.19%, outperforming the benchmark, the Morgan Stanley Capital International (MSCI) World Financials ex-Real Estate Index (the Index), which declined 12.73%. The Class A shares also performed better than the Lipper Global Financial Services Funds Average, which fell 11.88% for the period.

How did the global stock market perform?

Despite a high degree of volatility, global equities finished the period nearly unchanged, according to the MSCI All Country World GD Index, which returned 0.15%.

•

During the first half of the period, equities strengthened as economic data released at that time indicated continued momentum in the U.S. recovery. However, nearing the end of the period, equity markets plummeted amid rising risk aversion and concerns that the global economy could slip back into recession. Fears over sovereign debt and solvency troubles in the euro zone, slowing economic expansion in China and the United States, and uncertainty about the sustainability of corporate earnings growth conspired to make the third calendar quarter of 2011 the worst for equities since 2008. Volatility was rampant and stock correlations spiked as investors shed risk and fled to safety.

•

Following the difficult third quarter, equity markets surged ahead in October, breaking a string of five consecutive monthly losses for the S&P 500 Index. Solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the euro zone crisis boosted investor enthusiasm for stocks.

How did the financial sector perform relative to the broader global market?

Financial stocks declined 12.73%, as measured by the Index, underperforming global equities as measured by the MSCI All Country World GD Index.

•

Four of the six industries in the Index posted double-digit losses and only one, consumer finance, gained. The largest declines were in diversified financial services, thrifts and mortgage finance, and capital markets.

•	On a regional basis, financial stocks within Greece, Portugal, and Ireland declined the most. The only two nations in which financial stocks gained for the period were Finland and Australia.

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Which holdings, or related group of holdings, made the largest positive contribution to the Fund’s return?

The Fund outperformed the Index for the period, driven by stock selection in the capital markets industry. Favorable selection in insurance, and in thrifts and mortgage finance, along with an allocation to non-benchmark positions in the information technology services sector, also aided its relative performance.

•

The largest contributor to the Fund’s relative performance during the period was Brazil-based Cielo, a company primarily engaged in the payment processing industry. The company rallied during the period after reporting better-than-expected annual and quarterly results. A position in Redecard, Brazil’s second largest card payment processor after Cielo, was additive as shares gained nearly 40% during the period.

•	A new position established in February in Metropolitan Bank & Trust was beneficial, as was an overweight position in Banque Cantonale Vaudoise, a Switzerland-based banking company.

Which holdings, or related group of holdings, detracted most from the Fund’s return?

The top relative detractors from performance were Lender Processing Services, Karnataka Bank, and Imperial Holdings.

•

Shares of Lender Processing Services, a provider of integrated technology and services to the U.S. mortgage lending industry, declined after the company lowered its earnings forecasts and reported that it faced higher regulatory and legal expenses.

•	Shares of Karnataka Bank, an Indian private sector bank, declined early in the year on concerns of rising interest rates in India.

•	In late September, shares of Imperial Holdings, a Florida-based life insurance settlement company, plunged after federal investigators raided company headquarters.

•	An out-of-benchmark position in Banco Santander Brasil and an overweight position in Barclays also detracted from relative results.

Were there significant changes to the portfolio?

Fund positioning is generated through bottom-up stock selection and takes into consideration country exposures in the current market environment. As a result of these stock-by-stock decisions, it has underweight exposures to the insurance, diversified financial services, and consumer finance industries compared to the Index. It is overweight commercial banks, the largest industry in the Index (51% versus 48%), and capital markets. The Fund also has several positions in information technology services, an industry not included in the benchmark.

Prudential Financial Services Fund	7

Strategy and Performance Overview (continued)

At the end of the period, the Fund’s largest overweight exposures were in the United States, Switzerland, the United Kingdom, and Brazil, while it was most underweight in Australia, Germany, and Spain.

The use of derivatives instruments are not a significant part of the Fund’s investment process. The Fund had a small exposure to rights to purchase common stock during the period that did not have a material impact on its performance.

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Comments on Largest Holdings*

4.7%	National Bank of Canada (Canada), Commercial Banks

National Bank of Canada provides a full array of banking services, including retail, corporate, and investment banking. The Bank, through its subsidiaries, is involved in securities brokerage, insurance, and wealth management, as well as mutual fund and retirement plan management.

4.6%	Standard Chartered PLC (United Kingdon), Commercial Banks

Standard Chartered is an international banking group operating principally in Asia, Africa, and the Middle East. The Company offers its products and services in the personal, consumer, corporate, institutional and treasury areas.

4.5%	Citigroup, Inc., Diversified Financial Services

Citigroup is a diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers around the world. The Company’s services include investment banking, retail brokerage, corporate banking, and cash management products and services.

4.4%	DnB NOR ASA (Norway), Commercial Banks

DnB NOR ASA is a commercial bank. The Bank’s services include retail, commercial, corporate, and investment banking, and life, pension, and non-life insurance. The services are provided to private customers, small businesses, and large companies. DnB offers special services to the shipping industry. The Bank operates through several subsidiaries in Norway and abroad.

4.1%	BB&T Corp., Commercial Banks

BB&T Corporation operates banking offices in the Carolinas, Georgia, Virginia, Maryland, West Virginia, Kentucky, Alabama, Indiana, Washington D.C., Florida and Tennessee. The Company and its subsidiaries offer full-service commercial and retail banking, as well as insurance, retail brokerage, corporate finance, international banking, leasing, and trust services.

*	Company profiles from Bloomberg.com

Prudential Financial Services Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2011, at the beginning of the period, and held through the six-month period ended November 30, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Financial Services Fund		Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$777.40	1.53%	$6.82
	Hypothetical	$1,000.00	$1,017.40	1.53%	$7.74

Class B	Actual	$1,000.00	$774.60	2.23%	$9.92
	Hypothetical	$1,000.00	$1,013.89	2.23%	$11.26

Class C	Actual	$1,000.00	$774.60	2.23%	$9.92
	Hypothetical	$1,000.00	$1,013.89	2.23%	$11.26

Class Z	Actual	$1,000.00	$778.30	1.23%	$5.48
	Hypothetical	$1,000.00	$1,018.90	1.23%	$6.23

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2011, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Financial Services Fund	11

Portfolio of Investments

as of November 30, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.5%
COMMON STOCKS

Capital Markets 14.8%
410,500	CITIC Securities Co. Ltd. (China) (Class H Stock)(a)	$673,181
290,231	GAM Holding AG (Switzerland)	3,394,720
42,100	Goldman Sachs Group, Inc. (The)	4,035,706
157,639	Julius Baer Group Ltd. (Switzerland)	5,644,857
2,146,236	Man Group PLC (United Kingdom)	4,810,372
301,600	Matsui Securities Co. Ltd. (Japan)	1,421,727
280,325	UBS AG (Switzerland)(a)	3,452,050

		23,432,613

Commercial Banks 51.0%
686,700	Bangkok Bank PCL (Thailand)	3,562,219
59,735	BankNordik P/F (Faroe Islands)(a)	811,587
9,868	Banque Cantonale Vaudoise (Switzerland)	4,839,317
280,600	BB&T Corp.(b)	6,501,502
33,476	Citizens & Northern Corp.	569,427
86,920	Citizens Republic Bancorp, Inc.(a)	940,909
682,392	DnB NOR ASA (Norway)	6,978,429
16,651	Gronlandsbanken (Denmark)	926,609
347,760	Itau Unibanco Holding SA (Brazil), ADR	6,190,128
814,435	Karnataka Bank Ltd. (India)	1,232,135
2,485,720	Metropolitan Bank & Trust (Philippines)	3,843,944
1,403,900	Mitsubishi UFJ Financial Group, Inc. (Japan)	6,149,106
114,400	National Bank of Canada (Canada)	7,440,851
1,074,700	Regions Financial Corp.	4,417,017
333,096	Standard Chartered PLC (United Kingdom)	7,251,760
172,000	SunTrust Banks, Inc.	3,118,360
487,500	Susquehanna Bancshares, Inc.	3,861,000
84,900	Toronto-Dominion Bank (The) (Canada)	6,118,094
1,508,392	Turkiye Sinai Kalkinma Bankasi A.S. (Turkey)	1,634,045
178,800	Wells Fargo & Co.	4,623,768

		81,010,207

Diversified Financial Services 6.9%
260,700	Citigroup, Inc.	7,164,036
76,200	IBJ Leasing Co. Ltd. (Japan)	1,582,693
1,016,461	Infrastructure Development Finance Co. Ltd. (India)	2,170,749

		10,917,478

See Notes to Financial Statements.

Prudential Financial Services Fund	13

Portfolio of Investments

as of November 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance 16.8%
867,675	Ageas (Belgium)	$1,530,205
263,892	AXA SA (France)	3,821,079
348,847	Discovery Holdings Ltd. (South Africa)	1,838,933
182,122	FBD Holdings PLC (Ireland)	1,608,300
257,100	Hartford Financial Services Group, Inc. (The)	4,566,096
323,017	Jardine Lloyd Thompson Group PLC (United Kingdom)	3,370,838
200,865	National Financial Partners Corp.(a)(b)	2,771,937
88,600	Progressive Corp. (The)	1,670,996
508,200	Storebrand ASA (Norway)	2,769,446
124,500	Unum Group	2,802,495

		26,750,325

IT Services 10.0%
169,820	Cielo SA (Brazil)	4,521,709
102,100	Euronet Worldwide, Inc.(a)	1,837,800
316,900	Lender Processing Services, Inc.	6,008,424
213,200	Redecard SA (Brazil)	3,595,875

		15,963,808

	Total long-term investments (cost $155,745,536)	158,074,431

SHORT-TERM INVESTMENT 3.1%

Affiliated Money Market Mutual Fund
4,831,902	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $4,831,902; includes $4,522,380 of cash collateral received for securities on loan) (Note 3)(c)(d)	4,831,902

	Total Investments 102.6% (cost $160,577,438; Note 5)	162,906,333
	Liabilities in excess of other assets (2.6%)	(4,059,290)

	Net Assets 100.0%	$158,847,043

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,694,124; cash collateral of $4,522,380 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value

See Notes to Financial Statements.

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of securities loaned due to significant market increases on November 30, 2011. Additional collateral was subsequently received on December 1, 2011 and the Fund remained in compliance.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Belgium	$—	$1,530,205	$—
Brazil	14,307,712	—	—
Canada	13,558,945	—	—
China	673,181	—	—
Denmark	—	926,609	—
Faroe Islands	—	811,587	—
France	—	3,821,079	—
India	—	3,402,884	—
Ireland	—	1,608,300	—
Japan	—	9,153,526	—
Norway	—	9,747,875	—
Philippines	—	3,843,944	—
South Africa	—	1,838,933	—
Switzerland	—	17,330,944	—

See Notes to Financial Statements.

Prudential Financial Services Fund	15

Portfolio of Investments

as of November 30, 2011 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Thailand	$—	$3,562,219	$—
Turkey	—	1,634,045	—
United Kingdom	—	15,432,970	—
United States	54,889,473	—	—
Affiliated Money Market Mutual Fund	4,831,902	—	—

Total	$88,261,213	$74,645,120	$—

Fair value of Level 2 investments at 11/30/10 was $0. An amount of $40,303,507 was transferred from Level 1 into Level 2 at 11/30/11 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Fund values its securities and the earlier closing of foreign markets.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The country allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2011 were as follows:

United States (including 2.8% of collateral received for securities on loan)	37.6%
Switzerland	10.9
United Kingdom	9.7
Brazil	9.0
Canada	8.5
Norway	6.1
Japan	5.8
France	2.4
Philippines	2.4
Thailand	2.3
India	2.2
South Africa	1.2%
Belgium	1.0
Ireland	1.0
Turkey	1.0
Denmark	0.6
Faroe Islands	0.5
China	0.4

102.6
Liabilities in excess of other assets	(2.6)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

The Fund did not hold any derivative instruments as of November 30, 2011, accordingly no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights
Equity contracts	$105,001

For the year ended November 30, 2011, the Fund did not have any change in unrealized appreciation or (depreciation) on derivatives recognized in income.

See Notes to Financial Statements.

Prudential Financial Services Fund	17

Statement of Assets and Liabilities

as of November 30, 2011

Assets
Investments at value, including securities on loan of $4,694,124:
Unaffiliated Investments (cost $155,745,536)	$158,074,431
Affiliated Investments (cost $4,831,902)	4,831,902
Foreign currency, at value (cost $692,499)	700,789
Dividends receivable	402,356
Receivable for Fund shares sold	194,531
Foreign tax reclaim receivable	136,060
Prepaid expenses	3,247

Total assets	164,343,316

Liabilities
Payable to broker for collateral for securities on loan	4,522,380
Payable for Fund shares reacquired	677,893
Accrued expenses	137,265
Management fee payable	98,191
Distribution fee payable	52,490
Affiliated transfer agent fee payable	5,691
Payable to custodian	2,363

Total liabilities	5,496,273

Net Assets	$158,847,043

Net assets were comprised of:
Common stock, at par	$148,457
Paid-in capital in excess of par	157,608,560

157,757,017
Undistributed net investment income	2,373,133
Accumulated net realized loss on investment and foreign currency transactions	(3,625,207)
Net unrealized appreciation on investments and foreign currencies	2,342,100

Net assets, November 30, 2011	$158,847,043

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($100,770,335 ÷ 9,281,938 shares of common stock issued and outstanding)	$10.86
Maximum sales charge (5.50% of offering price)	.63

Maximum offering price to public	$11.49

Class B
Net asset value, offering price and redemption price per share ($8,067,031 ÷ 807,175 shares of common stock issued and outstanding)	$9.99

Class C
Net asset value, offering price and redemption price per share ($25,697,052 ÷ 2,571,464 shares of common stock issued and outstanding)	$9.99

Class Z
Net asset value, offering price and redemption price per share ($24,312,625 ÷ 2,185,147 shares of common stock issued and outstanding)	$11.13

See Notes to Financial Statements.

Prudential Financial Services Fund	19

Statement of Operations

Year Ended November 30, 2011

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $404,215)	$5,624,772
Affiliated dividend income	16,718
Affiliated income from securities loaned, net	16,458

Total income	5,657,948

Expenses
Management fee	1,495,718
Distribution fee—Class A	374,600
Distribution fee—Class B	105,025
Distribution fee—Class C	311,635
Transfer agent’s fees and expenses (including affiliated expense of $80,400) (Note 3)	335,000
Custodian’s fees and expenses	189,000
Registration fees	91,000
Reports to shareholders	42,000
Legal fees and expenses	34,000
Audit fee	22,000
Directors’ fees	14,000
Insurance	4,000
Loan interest expense (Note 7)	1,426
Miscellaneous	27,477

Total expenses	3,046,881

Net investment income	2,611,067

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized loss on:
Investment transactions (net of foreign capital gains taxes of $29,825)	(3,383,834)
Foreign currency transactions	(186,531)

(3,570,365)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes of ($157,622))	(27,220,467)
Foreign currencies	9,304

(27,211,163)

Net loss on investment and foreign currency transactions	(30,781,528)

Net Decrease In Net Assets Resulting From Operations	$(28,170,461)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,611,067	$566,403
Net realized gain (loss) on investment and foreign currency transactions	(3,570,365)	25,777,656
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(27,211,163)	(15,389,362)

Net increase (decrease) in net assets resulting from operations	(28,170,461)	10,954,697

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(133,122)	—
Class Z	(90,426)	—

	(223,548)	—

Distributions from net realized gains
Class A	(5,872,711)	—
Class B	(561,211)	—
Class C	(1,481,105)	—
Class Z	(1,196,756)	—

	(9,111,783)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	127,415,244	73,282,312
Net asset value of shares issued in reinvestment of dividends and distributions	8,160,896	—
Cost of shares reacquired	(103,419,518)	(79,218,986)

Net increase (decrease) in net assets from Fund share transactions	32,156,622	(5,936,674)

Total increase (decrease)	(5,349,170)	5,018,023

Net Assets:
Beginning of year	164,196,213	159,178,190

End of year(a)	$158,847,043	$164,196,213

(a) Includes undistributed net investment income of:	$2,373,133	$335,962

See Notes to Financial Statements.

Prudential Financial Services Fund	21

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company currently consists of three portfolios: Prudential Jennison Health Sciences Fund, Prudential Jennison Utility Fund and Prudential Financial Services Fund. These financial statements relate to Prudential Financial Services Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisors, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the

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investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in

Prudential Financial Services Fund	23

Notes to Financial Statements

continued

the market prices of long-term portfolio securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability in a specific region or country or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level. Net investment income or loss (other than distribution fees which are charged directly to the respective class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

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Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Wellington Management Company, LLP (“Wellington Management”). The subadvisory agreement provides that Wellington Management furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Wellington Management, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended November 30, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C

Prudential Financial Services Fund	25

Notes to Financial Statements

continued

and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it received $487,185 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2011, it received $177, $20,576 and $18,907 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2011, PIM has been compensated approximately $4,900 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

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Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2011, were $196,439,570 and $158,491,290 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended November 30, 2011, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $350,348 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies, taxes and reclass of distributions. Net investment income, net realized loss on investments and net assets were not affected by this change.

For the year ended November 30, 2011, the tax character of dividends and distributions paid by the fund were $1,623,824 from ordinary income and $7,711,507 from long-term capital gains. For the year ended November 30, 2010, there were no distributions paid by the Fund.

As of November 30, 2011, the Fund had accumulated undistributed earnings on a tax basis of $2,395,284 from ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$161,199,848	$15,509,504	$(13,803,019)	$1,706,485	$13,205	$1,719,690

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables.

Prudential Financial Services Fund	27

Notes to Financial Statements

continued

The Fund elected to treat post-October foreign currency and capital losses of approximately $22,000 and $2,105,000, respectively, as having been incurred in the following year (November 30, 2012).

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2011 of approximately $898,000 which expires in 2019. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is halved for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% on shares redeemed within 12 months of purchase. Class B shares automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A, Class B, or Class C to

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Class Z shares or from Class Z to Class A shares of the Fund. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 360 million shares of $.01 par value per share common stock authorized, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 90 million, 20 million, 70 million, 90 million, and 90 million authorized shares, respectively. Class R shares will be offered commencing on or about February 03, 2012.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2011:
Shares sold	5,425,412	$71,787,510
Shares issued in reinvestment of dividends and distributions	429,653	5,585,490
Shares reacquired	(4,846,199)	(60,422,702)

Net increase (decrease) in shares outstanding before conversion	1,008,866	16,950,298
Shares issued upon conversion from Class B and Z	93,277	1,205,838
Shares reacquired upon conversion into Class Z	(118,834)	(1,557,061)

Net increase (decrease) in shares outstanding	983,309	$16,599,075

Year ended November 30, 2010:
Shares sold	3,814,082	$47,401,040
Shares reacquired	(4,203,030)	(50,070,268)

Net increase (decrease) in shares outstanding before conversion	(388,948)	(2,669,228)
Shares issued upon conversion from Class B	48,206	574,900

Net increase (decrease) in shares outstanding	(340,742)	$(2,094,328)

Class B
Year ended November 30, 2011:
Shares sold	280,638	$3,470,148
Shares issued in reinvestment of dividends and distributions	44,816	540,038
Shares reacquired	(240,757)	(2,788,227)

Net increase (decrease) in shares outstanding before conversion	84,697	1,221,959
Shares reacquired upon conversion into Class A	(100,393)	(1,201,155)

Net increase (decrease) in shares outstanding	(15,696)	$20,804

Year ended November 30, 2010:
Shares sold	179,182	$2,026,693
Shares reacquired	(260,387)	(2,926,538)

Net increase (decrease) in shares outstanding before conversion	(81,205)	(899,845)
Shares reacquired upon conversion into Class A	(51,680)	(574,900)

Net increase (decrease) in shares outstanding	(132,885)	$(1,474,745)

Prudential Financial Services Fund	29

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended November 30, 2011:
Shares sold	1,383,289	$16,956,394
Shares issued in reinvestment of dividends and distributions	102,288	1,232,570
Shares reacquired	(1,026,908)	(11,877,880)

Net increase (decrease) in shares outstanding before conversion	458,669	6,311,084
Shares reacquired upon conversion into Class Z	(7,091)	(89,175)

Net increase (decrease) in shares outstanding	451,578	$6,221,909

Year ended November 30, 2010:
Shares sold	636,402	$7,307,287
Shares reacquired	(964,899)	(11,120,552)

Net increase (decrease) in shares outstanding	(328,497)	$(3,813,265)

Class Z
Year ended November 30, 2011:
Shares sold	2,671,201	$35,201,192
Shares issued in reinvestment of dividends and distributions	60,451	802,798
Shares reacquired	(2,330,220)	(28,330,709)

Net increase (decrease) in shares outstanding before conversion	401,432	7,673,281
Shares issued upon conversion from Class A and C	122,572	1,646,236
Shares reacquired upon conversion into Class A	(419)	(4,683)

Net increase (decrease) in shares outstanding	523,585	$9,314,834

Year ended November 30, 2010:
Shares sold	1,315,482	$16,547,292
Shares reacquired	(1,231,553)	(15,101,628)

Net increase (decrease) in shares outstanding	83,929	$1,445,664

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

30	Visit our website at www.prudentialfunds.com

The terms of the SCA for the periods covered by these financial statements are as follows:

SCA Expiration Date	Commitment Amount	Commitment Fee Rate
December 17, 2010	$500 million	0.15%
December 16, 2011	$750 million	0.10%
December 14, 2012	$900 million	0.08%

The Fund utilized the SCA during the year ended November 30, 2011. The average daily balance for the 31 days that the Fund had loans outstanding during the year was $1,119,000, borrowed at a weighted average interest rate of 1.48%. At November 30, 2011, the Fund did not have an outstanding loan amount.

Note 8. Dividends to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends on December 15, 2011 to shareholders of record on December 16, 2011. The ex-dividend date was December 19, 2011. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.1766
Class B	$0.0972
Class C	$0.0972
Class Z	$0.2147

Note 9. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not yet been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require

Prudential Financial Services Fund	31

Notes to Financial Statements

continued

reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not yet been determined.

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Financial Highlights

Class A Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.89	$11.85	$6.18	$12.59	$12.61
Income (loss) from investment operations:
Net investment income	.18	.06	.03	.03	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.50)	.98	5.66	(4.27)	.07
Total from investment operations	(1.32)	1.04	5.69	(4.24)	.20
Less Dividends and Distributions:
Dividends from net investment income	(.02)	-	(.02)	(.14)	-
Distributions from net realized gains	(.69)	-	-	(2.03)	(.22)
Tax return of capital distributions	-	-	- (e)	-	-
Total dividends and distributions	(.71)	-	(.02)	(2.17)	(.22)
Net asset value, end of year	$10.86	$12.89	$11.85	$6.18	$12.59
Total Return(b):	(11.19)%	8.78%	92.19%	(40.57)%	1.47%

Ratios/Supplemental Data:
Net assets, end of year (000)	$100,770	$107,000	$102,363	$39,508	$53,329
Average net assets (000)	$124,866	$100,055	$67,736	$47,123	$57,081
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.43%	1.44%	1.66%	2.19% (d)	1.41% (d)
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.14%	1.36%	1.91%	1.16%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.13%	1.14%	1.26%	1.28%	-
Net investment income	1.38%	.49%	.37%	.32%	.96%
For Class A, B, C and Z shares:
Portfolio turnover rate	83%	68%	109%	176%	127%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through March 31, 2008.

(e) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Financial Services Fund	33

Financial Highlights

continued

Class B Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.99	$11.09	$5.81	$11.93	$12.05
Income (loss) from investment operations:
Net investment income (loss)	.08	(.02)	(.02)	(.03)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.39)	.92	5.30	(4.03)	.08
Total from investment operations	(1.31)	.90	5.28	(4.06)	.10
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.03)	-
Distributions from net realized gains	(.69)	-	-	(2.03)	(.22)
Total dividends and distributions	(.69)	-	-	(2.06)	(.22)
Net asset value, end of year	$9.99	$11.99	$11.09	$5.81	$11.93
Total Return(b):	(11.92)%	8.12%	90.88%	(40.99)%	.70%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,067	$9,863	$10,599	$6,647	$19,978
Average net assets (000)	$10,502	$10,132	$7,859	$11,730	$26,744
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.13%	2.14%	2.36%	2.91%	2.16%
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.14%	1.36%	1.91%	1.16%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.13%	1.14%	1.26%	1.28%	-
Net investment income (loss)	.70%	(.21)%	(.24)%	(.42)%	.17%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.99	$11.09	$5.81	$11.93	$12.05
Income (loss) from investment operations:
Net investment income (loss)	.08	(.03)	(.03)	(.03)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.39)	.93	5.31	(4.03)	.08
Total from investment operations	(1.31)	.90	5.28	(4.06)	.10
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.03)	-
Distributions from net realized gains	(.69)	-	-	(2.03)	(.22)
Total dividends and distributions	(.69)	-	-	(2.06)	(.22)
Net asset value, end of year	$9.99	$11.99	$11.09	$5.81	$11.93
Total Return(b):	(11.92)%	8.12%	90.88%	(40.99)%	.70%

Ratios/Supplemental Data:
Net assets, end of year (000)	$25,697	$25,408	$27,151	$10,690	$17,786
Average net assets (000)	$31,164	$26,326	$16,910	$13,723	$21,205
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.13%	2.14%	2.36%	2.91%	2.16%
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.14%	1.36%	1.91%	1.16%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.13%	1.14%	1.26%	1.28%	-
Net investment income (loss)	.71%	(.23)%	(.35)%	(.40)%	.19%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

Prudential Financial Services Fund	35

Financial Highlights

continued

Class Z Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.20	$12.08	$6.30	$12.78	$12.77
Income (loss) from investment operations:
Net investment income	.24	.10	.06	.05	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.57)	1.02	5.76	(4.33)	.07
Total from investment operations	(1.33)	1.12	5.82	(4.28)	.23
Less Dividends and Distributions:
Dividends from net investment income	(.05)	-	(.04)	(.17)	-
Distributions from net realized gains	(.69)	-	-	(2.03)	(.22)
Tax return of capital distributions	-	-	- (d)	-	-
Total dividends and distributions	(.74)	-	(.04)	(2.20)	(.22)
Net asset value, end of year	$11.13	$13.20	$12.08	$6.30	$12.78
Total Return(b):	(10.98)%	9.27%	92.54%	(40.32)%	1.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,313	$21,925	$19,065	$5,652	$4,279
Average net assets (000)	$32,896	$19,814	$11,837	$5,853	$4,347
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.13%	1.14%	1.36%	1.91%	1.16%
Expenses, excluding distribution and service (12b-1) fees	1.13%	1.14%	1.36%	1.91%	1.16%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.13%	1.14%	1.26%	1.28%	-
Net investment income	1.78%	.81%	.58%	.60%	1.22%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying fund in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Financial Services Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 20, 2012

Prudential Financial Services Fund	37

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s year end (November 30, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal year. We are advising you that during the year ended November 30, 2011, the Fund paid ordinary income dividends of $0.02 per Class A shares and $0.05 per Class Z shares. In addition, the Fund paid a short term capital gains distribution of $0.10 per share for Classes A, B, C and Z shares and designated the maximum amount allowed per share, but not less than $0.59 per share for Classes A, B, C and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2011, the Fund designates the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentage of the ordinary income distributions paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD
Prudential Financial Services Fund	100%	19.79%

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV, as to the federal tax status of the distributions received by you in calendar 2011.

For the year ended November 30, 2011, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $404,212 foreign tax credit from recognized foreign source income of $4,934,288.

38	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Financial Services Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 58

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.
(1) The	year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-Present) of Prudential Investment Management Services LLC; formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Financial Services Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Financial Services Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Financial Services Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Wellington Management Company LLP (“Wellington”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Wellington. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Prudential Financial Services Fund is a series of Prudential Sector Funds, Inc.

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Wellington which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Wellington. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Wellington, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Wellington, and also reviewed the qualifications, backgrounds and responsibilities of Wellington’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Wellington’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PI and Wellington. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Wellington.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Wellington, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Wellington under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Global Financial Services Funds Performance Universe) was in the first quartile over the three-, five- and 10-year periods, and in the second quartile over the one-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and the Fund’s total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board also considered that the cost of services provided by PI to the Fund during the year ended December 31, 2010 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Prudential Financial Services Fund

Approval of Advisory Agreements (continued)

The Board noted that the Fund’s subadviser was not affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadviser, as well as the fact that PI compensates the subadviser out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Wellington

The Board considered potential ancillary benefits that might be received by PI and Wellington and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Wellington included its ability to use soft dollar credits, brokerage commissions received by affiliates of Wellington, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Wellington were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Wellington Management Company, LLP	280 Congress Street Boston, MA 02210

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Financial Services Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL FINANCIAL SERVICES FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PFSZX
CUSIP	74441P106	74441P205	74441P304	74441P403

MF188E    0216812-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON HEALTH SCIENCES FUND

ANNUAL REPORT • NOVEMBER 30, 2011

Fund Type

Sector stock

Objective

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 17, 2012

Dear Shareholder:

After an extraordinary career at Prudential, Judy Rice retired at the end of 2011 as President of Prudential Investments and President and Director of the Prudential Jennison Health Sciences Fund (the Fund). While she will remain as Chairman of Prudential Investments until the end of 2012, I was named to succeed her as President and Director of the Fund effective January 1, 2012. I previously served as Executive Vice President of Retail Mutual Fund Distribution for Prudential Investments for the past six years.

Since this is my first letter to shareholders, I would like to recognize Judy for the significant contributions she made in building the Prudential Investments fund family and her unflagging commitment to helping investors like you meet the challenges of a rapidly changing investment environment. My goal is to build on Judy’s accomplishments, with a particular focus on delivering the solutions you need to address your financial goals.

I hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Health Sciences Fund

Prudential Jennison Health Sciences Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L, Class M, and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Prudential Investments funds. Gross operating expenses: Class A, 1.25%; Class B, 1.95%; Class C, 1.95%; Class L, 1.45%; Class M, 1.95%; Class X, 1.95%; Class Z, 0.95%. Net operating expenses: Class A, 1.25%; Class B, 1.95%; Class C, 1.95%; Class L, 1.45%; Class M, 1.20%; Class X, 1.20%; Class Z, 0.95%.

Cumulative Total Returns (Without Sales Charges) as of 11/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	18.37%	39.94%	142.43%	—
Class B	17.53	35.04	125.28	—
Class C	17.53	35.04	125.30	—
Class L	18.12	38.48	N/A	50.87% (11/25/05)
Class M	18.40	37.49	N/A	49.03 (11/25/05)
Class X	18.44	42.08	N/A	54.90 (11/25/05)
Class Z	18.73	41.91	149.06	—
S&P Composite 1500 Index	7.59	0.84	40.30	—
S&P 1500 Health Care Index	14.41	15.14	25.74	—
Lipper Health/Biotechnology Funds Avg.	12.51	22.37	52.06	—

Average Annual Total Returns (With Sales Charges) as of 12/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	6.50%	6.40%	8.53%	—
Class B	6.91	6.69	8.35	—
Class C	10.91	6.85	8.35	—
Class L	6.00	6.11	N/A	6.25% (11/25/05)
Class M	6.78	6.93	N/A	6.96 (11/25/05)
Class X	6.76	7.48	N/A	7.53 (11/25/05)
Class Z	13.03	7.90	9.44	—
S&P Composite 1500 Index	1.75	0.11	3.40	—
S&P 1500 Health Care Index	11.88	3.20	2.86	—
Lipper Health/Biotechnology Funds Avg.	8.40	4.76	4.41	—

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Average Annual Total Returns (With Sales Charges) as of 11/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	11.86%	5.75%	8.64%	—
Class B	12.53	6.03	8.46	—
Class C	16.53	6.19	8.46	—
Class L	11.33	5.47	N/A	6.03% (11/25/05)
Class M	12.40	6.26	N/A	6.74 (11/25/05)
Class X	12.44	6.82	N/A	7.31 (11/25/05)
Class Z	18.73	7.25	9.55	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	18.37%	6.95%	9.26%	—
Class B	17.53	6.19	8.46	—
Class C	17.53	6.19	8.46	—
Class L	18.12	6.73	N/A	7.08% (11/25/05)
Class M	18.40	6.57	N/A	6.86 (11/25/05)
Class X	18.44	7.28	N/A	7.55 (11/25/05)
Class Z	18.73	7.25	9.55	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P Composite 1500 Index and the S&P 1500 Health Care Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2001) and the

Prudential Jennison Health Sciences Fund	3

Your Fund’s Performance (continued)

account values at the end of the current fiscal year (November 30, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through March 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC for Class A shares is waived for purchases by certain retirement and benefit plans. Under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares or from Class Z to Class A shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class L shares are subject to a maximum front-end sales charge of 5.75%, a 12b-1 fee of up to 0.50%, and a CDSC of 1%. Class L, Class M, and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Prudential Investments funds. Class M and Class X shares are not subject to a sales charge, but are subject to a 12b-1 fee of 1% and a CDSC of 6%. Approximately eight and ten years after purchase, respectively, Class M and Class X shares will automatically convert to Class A shares on a monthly basis. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

S&P Composite 1500 Index

The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks

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comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. S&P Composite 1500 Index Closest Month-End to Inception cumulative total return as of 11/30/11 is 15.00% for Class L, Class M, and Class X. S&P Composite 1500 Index Closest Month-End to Inception average annual total return as of 12/31/11 is 2.48% for Class L, Class M, and Class X.

S&P 1500 Health Care Index

The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the healthcare sector of the S&P Composite 1500 Index. S&P 1500 Health Care Index Closest Month-End to Inception cumulative total return as of 11/30/11 is 25.59% for Class L, Class M, and Class X. S&P 1500 Health Care Index Closest Month-End to Inception average annual total return as of 12/31/11 is 4.28% for Class L, Class M, and Class X.

Lipper Health/Biotechnology Funds Average

The Lipper Health/Biotechnology Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology. Lipper Average Closest Month-End to Inception cumulative total return as of 11/30/11 is 28.95% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total return as of 12/31/11 is 4.76% for Class L, Class M, and Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/11
Alexion Pharmaceuticals, Inc., Biotechnology	8.2%
BioMarin Pharmaceutical, Inc., Biotechnology	5.6
Pharmasset, Inc., Biotechnology	4.6
Shire plc (Ireland), ADR, Pharmaceuticals	4.0
Medivation, Inc., Biotechnology	3.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/11
Biotechnology	52.2%
Pharmaceuticals	26.5
Healthcare Providers & Services	8.9
Healthcare Equipment & Supplies	2.4
Life Sciences Tools & Services	1.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Health Sciences Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Health Sciences Fund’s Class A shares climbed 18.37% in the 12 months ended November 30, 2011, outperforming the 14.41% return of the S&P 1500 Health Care Index (the Index) and the 12.51% return of the Lipper Health/Biotechnology Funds Average.

In the Index, all sectors except life sciences tools and services rose, with healthcare technology and biotechnology posting advances of more than 15%. Fund gains were strongest in healthcare providers and services, biotechnology, and healthcare technology. The Fund’s life sciences tools and services positions declined.

The Fund’s solid stock selection and overweight position in biotechnology contributed strongly to positive performance relative to the Index. The Fund also benefited from strong stock selection in healthcare providers and services. Detractors from performance included an underweight stance and stock selection in pharmaceuticals, and security selection in life sciences tools and services.

What was the market environment?

•

The U.S. stock market rallied strongly in the first five months of the reporting period on indications of continued global expansion. It relinquished much of its advance in the last several months, however, as investor worries about government debt and slowing economic growth drove heightened volatility.

•

Solid corporate earnings gains and continued spending—both corporate and personal—provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

•

Strong commodity prices earlier in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more volatile as markets faced new challenges posed by a sovereign debt crisis in Europe, political turmoil in the Middle East, and a devastating earthquake and tsunami in Japan. In China, the government applied the brakes on growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices, and tightening labor rates.

•

Stock prices were also pressured late in the period by acrimony and political gamesmanship related to the Congressional debate over the U.S. debt ceiling. A last-minute accord averted an immediate crisis, but the lack of a longer-term solution highlighted the scope of Washington’s fiscal problems.

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•	Reductions in gross domestic product (GDP) growth forecasts and corporate expectations came as prognosticators looked to gauge the impact of falling confidence across the globe.

Which holdings made the largest positive contributions to the Fund’s return?

•

Several biotechnology holdings, including Pharmasset, Alexion Pharmaceuticals, Ariad Pharmaceuticals, Medivation, Inhibitex, and Achillion Pharmaceuticals, were key contributors to the Fund’s strong returns.

•

Ariad develops cancer-treating medicines that regulate cell signaling with small molecules. Clinical trial data have confirmed the efficacy of ponatinib (AP24534), its investigational treatment for patients with drug-resistant myeloid leukemia, including those with a certain type of mutation for which there are no current available treatments.

•

Inhibitex soared on positive data from an ongoing clinical trial of INX-189, an antiviral drug being tested as a treatment for hepatitis C (HCV). The manager believes the data places INX-189 among the most promising nucleotide polymerase inhibitors, a class of drugs that target an enzyme essential for replication of HCV.

•

Achillion has three HCV drug candidates. Although Achillion’s emerging HCV program trails more-advanced programs of several competitors, the manager believes its treatments could prove to be better than first-generation products. Researchers are looking to combine drugs in an all-oral regimen that could displace the current poorly tolerated standard of care, and Achillion has focused on developing products with attributes that complement other treatments.

Please see “Comments on Largest Holdings” below for discussion of Pharmasset, Alexion Pharmaceuticals, and Medivation.

•

Significant contributors to return in the healthcare providers and services sector included Amerigroup and Centene. Both companies focus on serving people who receive healthcare through publicly sponsored programs, such as Medicaid, Supplemental Security Income, and the State Children’s Health Insurance Program (SCHIP).

Which holdings detracted most from the Fund’s return?

•

Biotechnology holdings Targacept, Intercell, and Dendreon were key detractors from performance. Targacept fell on news that its experimental antidepressant TC-5214 failed in the first of four Phase III tests. The drug is intended to be used as an adjunct therapy for patients with major depressive

Prudential Jennison Health Sciences Fund	7

Strategy and Performance Overview (continued)

disorder (MDD) who do not respond adequately to initial antidepressant treatment. Data from the remaining three trials are expected in 2012.

•

Intercell declined when a major trial of one of its key vaccines was cancelled due to concerns over safety and effectiveness. The vaccine was designed to protect against staphylococcus aureus, the most common cause of hospital-acquired infections.

•

Dendreon suffered from uncertainty about whether use of its prostate cancer drug Provenge would be reimbursed by federal health programs. The Centers for Medicare and Medicaid Services issued a final ruling in June 2011 saying that the $93,000 treatment is “reasonable and necessary” for men with advanced prostate tumors resistant to hormone therapy who have minimal or no symptoms.

•

Illumina, a life sciences tools and services company, fell as revenue fell short of expectations. The company cited purchasing delays caused by research funding concerns and other issues. Illumina develops and markets genotyping, next-generation sequencing, and gene-expression tools to isolate and analyze genetic information.

•	Jennison eliminated the Fund’s positions in Intercell and Dendreon.

Were there significant changes to the portfolio?

•

The manager added slightly to the portfolio’s weight in pharmaceuticals and biotechnology, and reduced its weight modestly in healthcare equipment and supplies, and in life sciences tools and services. New positions were established in companies such as Amarin, Aetna, and CIGNA. Positions in companies such as Amerigroup, Baxter International, and CVS Caremark were eliminated.

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Comments on Largest Holdings

8.2%	Alexion Pharmaceuticals, Inc., Biotechnology

Alexion Pharmaceuticals’ lead product, Soliris, treats two rare, genetic, and potentially life-threatening blood disorders: paroxysmal nocturnal hemoglobinuria, or PNH, and atypical hemolytic uremic syndrome, or a HUS. The company is aggressively pursuing expansion opportunities in other autoimmune and inflammatory disease, including myasthenia gravis (a neuromuscular disease leading to muscle weakness and fatigue), multifocal neuropathy (another condition in which muscles become progressively weaker), and severe asthma. Alexion has other antibodies at early stages of development that may treat leukemia and other cancers.

5.6%	BioMarin Pharmaceutical, Inc., Biotechnology

The manager likes BioMarin Pharmaceuticals’ product pipeline, most notably GALNS for Morquio A syndrome, an enzyme-deficiency disorder designated an “orphan disease” by the FDA. The designation grants exclusive marketing rights for seven years to drugs that treat rare diseases. The manager believes sales of GALNS could eventually total hundreds of millions of dollars, as drugs for treating orphan diseases often command high prices. BioMarin also has an intriguing new product, PEG-PAL, for the treatment of phenylketonuria (PKU), an inherited metabolic disease.

4.6%	Pharmasset, Inc., Biotechnology

Pharmasset’s experimental, all-oral regimen represents a potential breakthrough in the treatment of hepatitis C, as it would eliminate the need for long-acting interferon, which has many side effects and is difficult for patients to tolerate. In November 2011, Gilead Sciences announced that it will acquire Pharmasset. The purchase price represented a significant premium to Pharmasset’s market value at the time of the announcement.

4.0%	Shire plc (Ireland), ADR, Pharmaceuticals

Specialty biopharmaceutical company Shire’s earnings and revenue growth are being driven by the strong performance of several drugs, including Replagal (for Fabry disease), Vpriv (for Gaucher disease), Vyvanse and Intuniv (for attention deficit hyperactivity disorder, or ADHD), Lialda (an anti-inflammatory agent), and Elaprase (for Hunter syndrome).

3.7%	Medivation, Inc., Biotechnology

Medivation’s experimental prostate cancer drug, MDV3100, helped patients live longer in a late-stage clinical study, suggesting that the treatment could become a significant player in the global prostate cancer market, which is estimated at $9 billion. Prostate cancer kills approximately 250,000 men each year worldwide and is the second most common cause of cancer death in men in the United States, after lung cancer.

Prudential Jennison Health Sciences Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2011, at the beginning of the period, and held through the six-month period ended November 30, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Health Sciences Fund		Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$924.00	1.25%	$6.03
	Hypothetical	$1,000.00	$1,018.80	1.25%	$6.33

Class B	Actual	$1,000.00	$920.80	1.95%	$9.39
	Hypothetical	$1,000.00	$1,015.29	1.95%	$9.85

Class C	Actual	$1,000.00	$920.80	1.95%	$9.39
	Hypothetical	$1,000.00	$1,015.29	1.95%	$9.85

Class L	Actual	$1,000.00	$923.20	1.45%	$6.99
	Hypothetical	$1,000.00	$1,017.80	1.45%	$7.33

Class M	Actual	$1,000.00	$924.30	1.20%	$5.79
	Hypothetical	$1,000.00	$1,019.05	1.20%	$6.07

Class X	Actual	$1,000.00	$924.20	1.20%	$5.79
	Hypothetical	$1,000.00	$1,019.05	1.20%	$6.07

Class Z	Actual	$1,000.00	$925.40	0.95%	$4.59
	Hypothetical	$1,000.00	$1,020.31	0.95%	$4.81

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2011, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Health Sciences Fund	11

Portfolio of Investments

as of November 30, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 91.7%
COMMON STOCKS 89.5%

Biotechnology 51.3%
806,605	Achillion Pharmaceuticals, Inc.(a)	$5,363,923
298,673	Aegerion Pharmaceuticals, Inc.(a)	4,787,728
906,200	Alexion Pharmaceuticals, Inc.(a)	62,219,692
2,978,330	Amarin Corp. PLC (Ireland), ADR(a)(b)	20,788,743
893,616	Ardea Biosciences, Inc.(a)	16,692,747
1,890,252	Ariad Pharmaceuticals, Inc.(a)(b)	22,853,147
1,241,172	BioMarin Pharmaceutical, Inc.(a)(b)	42,969,375
1,350,463	Biosante Pharmaceuticals, Inc.(a)(b)	3,241,111
331,677	Celgene Corp.(a)(b)	20,922,185
1,350,087	Celldex Therapeutics, Inc.(a)(b)	3,591,232
1,878,853	Chelsea Therapeutics International Ltd.(a)(b)	9,770,036
308,909	Cytori Therapeutics, Inc.(a)(b)	858,767
2,295,556	Dynavax Technologies Corp.(a)(b)	7,139,179
1,270,982	Incyte Corp. Ltd.(a)(b)	17,501,422
398,249	Inhibitex, Inc.(a)	5,814,435
1,061,574	Ironwood Pharmaceuticals, Inc. (Class A Stock)(a)(b)	12,813,198
942,980	Keryx Biopharmaceuticals, Inc.(a)(b)	2,489,467
621,200	Medivation, Inc.(a)(b)	28,544,140
960,512	Merrimack Pharmaceuticals, Inc., Private Placement (original cost $4,322,304; purchased 03/24/06)(a)(c)(d)	7,001,635
268,286	Pharmasset, Inc.(a)	35,142,783
533,334	Puma Biotechnology, Inc., Private Placement (original cost $2,000,003; purchased 10/04/2011)(a)(c)(d)	2,211,902
465,742	QLT, Inc.(a)(b)	3,204,305
432,046	Rigel Pharmaceuticals, Inc.(a)	3,292,191
170,566	Sangamo Biosciences, Inc.(a)(b)	516,815
597,605	Targacept, Inc.(a)	4,488,014
1,143,620	Tranzyme, Inc.(a)	3,625,275
646,092	United Therapeutics Corp.(a)(b)	26,431,624
580,422	Vertex Pharmaceuticals, Inc.(a)	16,826,434

		391,101,505

Healthcare Equipment & Supplies 1.9%
364,489	Antares Pharma, Inc.(a)	954,961
685,000	Derma Sciences, Inc.(a)	5,384,100
155,615	GenMark Diagnostics, Inc.(a)(b)	655,139
39,373	HeartWare International, Inc.(a)(b)	2,716,737
787,690	Sanuwave Health, Inc.(a)	1,339,073

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	13

Portfolio of Investments

as of November 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
202,999	Tornier NV(a)(b)	$3,647,892

		14,697,902

Healthcare Providers & Services 8.9%
188,057	Aetna, Inc.	7,864,544
201,446	AmerisourceBergen Corp.	7,483,719
95,923	Catalyst Health Solutions, Inc.(a)	4,989,914
128,608	Centene Corp.(a)	4,978,416
242,979	CIGNA Corp.	10,746,961
208,715	Express Scripts, Inc.(a)(b)	9,527,840
258,831	HealthSouth Corp.(a)	4,472,600
49,589	Humana, Inc.	4,397,552
321,769	Odontoprev SA (Brazil)	4,466,172
42,700	Sinopharm Group Co. Ltd. (China) (Class H Stock), 144A	104,188
131,585	Universal Health Services, Inc. (Class B Stock)	5,292,349
53,157	WellPoint, Inc.(b)	3,750,226

		68,074,481

Life Sciences Tools & Services 1.7%
153,040	Illumina, Inc.(a)(b)	4,257,573
1,401,663	Sequenom, Inc.(a)(b)	5,858,951
220,686	WuXi PharmaTech Cayman, Inc. (China), ADR(a)	2,648,232

		12,764,756

Pharmaceuticals 25.7%
17,279	Akorn, Inc.(a)	185,922
141,523	Allergan, Inc.	11,848,306
249,336	Auxilium Pharmaceuticals, Inc.(a)	4,345,926
726,966	CFR Pharmaceuticals SA (Chile), ADR, 144A(a)(c)	17,622,564
4,620,580	CFR Pharmaceuticals SA (Chile)(a)(c)	1,120,086
2,267,512	Corcept Therapeutics, Inc.(a)(b)	7,165,338
1,462,646	Elan Corp. PLC (Ireland), ADR(a)	15,825,830
364,922	Endocyte, Inc.(a)	3,755,047
956,265	Hikma Pharmaceuticals PLC (United Kingdom)	9,398,869
1,164,713	Impax Laboratories, Inc.(a)	23,457,320
915,613	MAP Pharmaceuticals, Inc.(a)	12,589,679
252,073	Medicines Co. (The)(a)	4,766,700
626,816	Mylan, Inc.(a)	12,241,716
101,064	Novo Nordisk A/S (Denmark), ADR	11,475,817
196,076	Sagent Pharmaceuticals, Inc.(a)(b)	4,054,852

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
239,042	Salix Pharmaceuticals Ltd.(a)(b)	$10,551,314
303,199	Shire PLC (Ireland), ADR	30,720,123
540,154	Ventrus Biosciences, Inc.(a)	4,180,792
167,417	Watson Pharmaceuticals, Inc.(a)	10,818,486

		196,124,687

	Total common stocks (cost $459,051,078)	682,763,331

PREFERRED STOCKS 2.0%

Biotechnology 0.8%
1,400,000	Chemocentryx, Inc., Private Placement, Series C (original cost $4,900,000; purchased 06/13/06)(a)(c)(d)	5,894,680

Healthcare Equipment & Supplies 0.4%
77,000	SuperDimension Ltd., Private Placement, Series D-1 (original cost $1,650,110; purchased 05/23/08)(a)(c)(d)	1,601,654
63,000	SuperDimension Ltd., Private Placement, Series D-2 (original cost $1,350,090; purchased 05/23/08)(a)(c)(d)	1,310,445

		2,912,099

Pharmaceuticals 0.8%
2,200,000	Eagle Pharmaceuticals, Inc., Private Placement, Series B (original cost $4,004,000; purchased 08/11/08)(a)(c)(d)	4,163,319
1,200,000	Eagle Pharmaceuticals, Inc., Private Placement, Series B-1 (original cost $2,184,000; purchased 02/08/11-07/27/11)(a)(c)(d)	2,270,902

		6,434,221

	Total preferred stocks (cost $14,088,200)	15,241,000

Units
WARRANTS 0.2%

Biotechnology 0.1%
94,275	Ardea Biosciences, Inc., expiring 12/19/13, Private Placement (original cost $11,784; purchased 12/19/08)(a)(c)(d)	772,697
227,400	Cytori Therapeutics, Inc., expiring 02/28/12, Private Placement (original cost $31,836; purchased 02/23/07)(a)(c)(d)	23

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	15

Portfolio of Investments

as of November 30, 2011 continued

Units	Description	Value (Note 1)

WARRANTS (Continued)

Biotechnology (cont’d.)
222,500	Cytori Therapeutics, Inc., expiring 08/11/13, Private Placement (original cost $0; purchased 08/11/08)(a)(c)(d)	$10,324
77,140	OncoGenex Pharmaceutical, Inc., expiring 10/19/15, Private Placement (original cost $0; purchased 10/19/10)(a)(c)(d)	95,006
2,075,000	Titan Pharmaceuticals, Inc. expiring 12/21/12, Private Placement (original cost $0; purchased 12/21/07)(a)(c)(d)	58,307

		936,357

Healthcare Equipment & Supplies 0.1%
342,500	Derma Sciences, Inc., expiring 06/22/16, Private Placement (original cost $47,950; purchased 06/17/11)(a)(c)(d)	320,957
226,804	EnteroMedics, Inc., expiring 02/20/13, Private Placement (original cost $170,103; purchased 02/20/09)(a)(c)(d)	0
600,000	Lombard Medical Technologies PLC (United Kingdom), Warrant B, expiring 06/15/12, Private Placement (United Kingdom) (original cost $0; purchased 07/10/07)(a)(c)(d)	0
787,690	Sanuwave Health, Inc., expiring 04/08/16, Private Placement (original cost $0; purchased 04/08/11)(a)(c)(d)	279,157

		600,114

Pharmaceuticals
357,600	ARYx Therapeutics, Inc., expiring 11/13/13, Private Placement (original cost $44,700; purchased 11/13/08)(a)(c)(d)	0

	Total warrants (cost $306,373)	1,536,471

	Total long-term investments (cost $473,445,651)	699,540,802

Shares
SHORT-TERM INVESTMENT 21.6%

Affiliated Money Market Mutual Fund
165,027,775	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $165,027,775; includes $127,690,979 of cash collateral received for securities on loan; Note 3)(e)(f)	165,027,775

	Total Investments 113.3% (cost $638,473,426; Note 5)	864,568,577
	Liabilities in excess of other assets (13.3%)	(101,272,685)

	Net Assets 100.0%	$763,295,892

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $129,226,193; cash collateral of $127,690,979 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on November 30, 2011. Additional collateral was subsequently received on December 1, 2011 and the Fund remained in compliance.
(c)	Indicates a security that has been deemed illiquid.
(d)	Indicates a restricted security, the aggregate original cost of such securities is $20,716,880. The aggregate value of $25,991,008 is approximately 3.4% of net assets.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$646,424,173	$27,125,621	$9,213,537
Preferred Stocks	—	—	15,241,000
Warrants	—	—	1,536,471
Affiliated Money Market Mutual Fund	165,027,775	—	—

Total	$811,451,948	$27,125,621	$25,991,008

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	17

Portfolio of Investments

as of November 30, 2011 continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants
Balance as of 11/30/10	$5,698,604	$11,874,639	$1,669,270
Realized gain (loss)	—	—	1,858,769
Change in unrealized appreciation (depreciation)*	1,514,930	1,182,361	(180,749)
Purchases	2,000,003	2,184,000	47,950
Sales	—	—	(1,858,769)
Accrued discount/premium	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 11/30/11	$9,213,537	$15,241,000	$1,536,471

*	Of which, $2,599,256 was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2011 was as follows:

Biotechnology	52.2%
Pharmaceuticals	26.5
Affiliated Money Market Mutual Fund (including 16.7% of collateral received for securities on loan)	21.6
Healthcare Providers & Services	8.9
Healthcare Equipment & Supplies	2.4
Life Sciences Tools & Services	1.7

113.3
Liabilities in excess of other assets	(13.3)

100.0%

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$1,536,471	N/A	N/A

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants

Equity contracts	$1,858,769

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants

Equity contracts	$(180,749)

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	19

Statement of Assets and Liabilities

as of November 30, 2011

Assets
Investments at value, including securities on loan of $129,226,193:
Unaffiliated investments (cost $473,445,651)	$699,540,802
Affiliated investments (cost $165,027,775)	165,027,775
Foreign currency, at value (cost $22)	21
Receivable for investments sold	26,544,731
Receivable for Fund shares sold	2,101,315
Dividends and interest receivable	94,874
Prepaid expenses	10,631

Total assets	893,320,149

Liabilities
Payable to broker for collateral for securities on loan	127,690,979
Payable for Fund shares reacquired	1,379,247
Management fee payable	447,857
Accrued expenses	246,915
Distribution fee payable	221,247
Affiliated transfer agent fee payable	38,012

Total liabilities	130,024,257

Net Assets	$763,295,892

Net assets were comprised of:
Common stock, at par	$300,426
Paid-in capital in excess of par	510,476,672

510,777,098
Accumulated net investment loss	(3,445,222)
Accumulated net realized gain on investment and foreign currency transactions	29,868,865
Net unrealized appreciation on investments and foreign currencies	226,095,151

Net assets, November 30, 2011	$763,295,892

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($403,046,684 ÷ 15,642,377 shares of common stock issued and outstanding)	$25.77
Maximum sales charge (5.50% of offering price)	1.50

Maximum offering price to public	$27.27

Class B
Net asset value, offering price and redemption price per share ($45,279,726 ÷ 1,957,441 shares of common stock issued and outstanding)	$23.13

Class C
Net asset value, offering price and redemption price per share ($116,060,206 ÷ 5,018,123 shares of common stock issued and outstanding)	$23.13

Class L
Net asset value and redemption price per share ($1,083,305 ÷ 42,505 shares of common stock issued and outstanding)	$25.49
Maximum sales charge (5.75% of offering price)	1.56

Maximum offering price to public	$27.05

Class M
Net asset value, offering price and redemption price per share ($149,561 ÷ 6,351 shares of common stock issued and outstanding)	$23.55

Class X
Net asset value, offering price and redemption price per share ($277,657 ÷ 11,438 shares of common stock issued and outstanding)	$24.27

Class Z
Net asset value, offering price and redemption price per share ($197,398,753 ÷ 7,364,344 shares of common stock issued and outstanding)	$26.80

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	21

Statement of Operations

Year Ended November 30, 2011

Net Investment Loss
Income
Unaffiliated dividend income	$700,668
Affiliated income from securities loaned, net	539,146
Affiliated dividend income	79,507

Total income	1,319,321

Expenses
Management fee	5,123,790
Distribution fee—Class A	1,149,692
Distribution fee—Class B	460,684
Distribution fee—Class C	1,092,818
Distribution fee—Class L	5,458
Distribution fee—Class M	1,153
Distribution fee—Class X	886
Transfer agent’s fees and expenses (including affiliated expense of $293,600) (Note 3)	928,000
Registration fees	148,000
Custodian’s fees and expenses	126,000
Reports to shareholders	70,000
Legal fees and expenses	38,000
Directors’ fees	25,000
Audit fee	22,000
Insurance	14,000
Interest	2,753
Miscellaneous	18,044

Total expenses	9,226,278

Net investment loss	(7,906,957)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	47,903,816
Foreign currency transactions	(91,570)

47,812,246

Net change in unrealized appreciation (depreciation) on:
Investments	61,081,244
Foreign currencies	(1,495)

61,079,749

Net gain on investment and foreign currency transactions	108,891,995

Net Increase In Net Assets Resulting From Operations	$100,985,038

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(7,906,957)	$(4,425,502)
Net realized gain on investment and foreign currency transactions	47,812,246	52,877,822
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	61,079,749	28,625,506

Net increase in net assets resulting from operations	100,985,038	77,077,826

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	287,756,409	161,098,836
Cost of shares reacquired	(188,981,972)	(183,495,798)

Net increase (decrease) in net assets from Fund share transactions	98,774,437	(22,396,962)

Capital Contributions (Note 2)
Class M	5	507
Class X	39	280

	44	787

Total increase	199,759,519	54,681,651

Net Assets:
Beginning of year	563,536,373	508,854,722

End of year	$763,295,892	$563,536,373

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	23

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company presently consists of three Portfolios: Prudential Financial Services Fund, Prudential Jennison Utility Fund, and Prudential Jennison Health Sciences Fund. The financial statements relate to Prudential Jennison Health Sciences Fund (the “Fund”). The financial statements of the other Portfolios are not presented herein.

The Fund is non-diversified and its investment objective is long-term capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange, or if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of

24	Visit our website at www.prudentialfunds.com

the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains and losses are included in the reported net realized gains and losses on investment transactions.

Prudential Jennison Health Sciences Fund	25

Notes to Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Warrants: The Fund held warrants acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised or sold. Warrants are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

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Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement

Prudential Jennison Health Sciences Fund	27

Notes to Financial Statements

continued

provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of average daily net assets up to $1 billion and .70% of average daily net assets in excess of $1 billion. The effective management fee rate was .75% for the year ended November 30, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, and Class Z shares of the Fund. The Fund also has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD), pursuant to which PAD, along with PIMS serves as co-distributor of the Fund’s Class L, Class M and Class X shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B, and C Plans”), regardless of expenses actually incurred by PIMS. The Fund compensates PIMS and PAD for distributing and servicing the Fund’s Class L, Class M and Class X shares (the “Class L, M and X Plans”). The distribution fees are accrued daily and paid monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares. Pursuant to the Class L, M, and X Plans, the Fund compensates PIMS and PAD for distribution related activities at an annual rate of up to .50%, 1% and 1% of the average daily net assets of the Class L, M and X shares. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Management has received the maximum allowable amount of sales charges for Class M and X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes in Net Assets and Financial Highlights as a contribution to capital.

During the year ended November 30, 2008, management determined that Class X shareholders had been charged sales charges in excess of regulatory limits. The

28	Visit our website at www.prudentialfunds.com

Manager has paid the class for the overcharge which is reflected as a contribution to capital in the Financial Highlights for the year end November 30, 2008.

PIMS has advised the Fund that it received $913,179 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2011, it received $1,321, $42,576, and $13,681 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2011, PIM has been compensated approximately $161,000 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended November 30, 2011 were $422,133,493 and $348,671,679, respectively.

Prudential Jennison Health Sciences Fund	29

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss and accumulated net realized gain on investment and foreign currency transactions. For the year ended November 30, 2011, the adjustments were to decrease accumulated net investment loss and decrease accumulated net realized gain on investment and foreign currency transactions by $4,466,124 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and net operating loss. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended November 30, 2011 and 2010, there were no distributions paid by the Fund.

As of November 30, 2011, the accumulated undistributed earnings on a tax basis were $1,227,369 of ordinary income and $29,590,675 of capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$639,422,605	$253,324,297	$(28,178,325)	$225,145,972

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund utilized approximately $13,325,000 of its capital loss carryforward to offset net taxable gains realized in the year ended November 30, 2011.

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The Fund elects to treat post-October foreign currency losses of approximately $15,000 as having been incurred in the following year (November 30, 2012).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and benefit plans. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase. Approximately seven, eight and ten years after purchase, Class B, Class M and Class X shares, respectively, will automatically convert to Class A shares on a quarterly basis for Class B shares and on a monthly basis for Class M and Class X shares. In addition, under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares or Class Z to Class A shares of the Fund. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase. Class L shares are subject to a maximum front-end sales charge of 5.75% and CDSC of 1%. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Prudential Investments Funds. Class M and Class X shares are not subject to a sales charge, but have a CDSC of 6%. Class M and X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Prudential Investments Funds. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 315 million shares of $.01 par value per share common stock authorized which consist of 85 million shares of Class A common stock, 25 million shares of Class B common stock, 50 million shares of Class C common stock, 3 million shares of Class L common stock, 1 million shares of Class M common stock, 75 million shares of Class R common stock, 1 million shares of Class X common stock, and 75 million shares of Class Z common stock. Class R shares will be offered commencing on or about January 31, 2012.

Prudential Jennison Health Sciences Fund	31

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2011:
Shares sold	4,509,432	$115,190,614
Shares reacquired	(3,904,903)	(95,693,884)

Net increase (decrease) in shares outstanding before conversion	604,529	19,496,730
Shares issued upon conversion from Class B, M, X and Z	377,015	9,153,676
Shares reacquired upon conversion into Class Z	(500,165)	(13,560,680)

Net increase (decrease) in shares outstanding	481,379	$15,089,726

Year ended November 30, 2010:
Shares sold	4,033,784	$83,854,519
Shares reacquired	(4,187,483)	(86,201,971)

Net increase (decrease) in shares outstanding before conversion	(153,699)	(2,347,452)
Shares issued upon conversion from Class B, M and X	206,030	4,197,163

Net increase (decrease) in shares outstanding	52,331	$1,849,711

Class B
Year ended November 30, 2011:
Shares sold	477,578	$10,827,715
Shares reacquired	(311,113)	(6,916,789)

Net increase (decrease) in shares outstanding before conversion	166,465	3,910,926
Shares reacquired upon conversion into Class A	(380,727)	(8,318,842)

Net increase (decrease) in shares outstanding	(214,262)	$(4,407,916)

Year ended November 30, 2010:
Shares sold	410,784	$7,701,832
Shares reacquired	(580,419)	(10,805,154)

Net increase (decrease) in shares outstanding before conversion	(169,635)	(3,103,322)
Shares reacquired upon conversion into Class A	(175,393)	(3,233,642)

Net increase (decrease) in shares outstanding	(345,028)	$(6,336,964)

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Class C	Shares	Amount
Year ended November 30, 2011:
Shares sold	1,137,513	$26,263,616
Shares reacquired	(869,143)	(19,361,232)

Net increase (decrease) in shares outstanding before conversion	268,370	6,902,384
Shares reacquired upon conversion into Class Z	(16,995)	(344,878)

Net increase (decrease) in shares outstanding	251,375	$6,557,506

Year ended November 30, 2010:
Shares sold	1,053,879	$19,940,018
Shares reacquired	(889,786)	(16,595,770)

Net increase (decrease) in shares outstanding	164,093	$3,344,248

Class L
Year ended November 30, 2011:
Shares sold	951	$23,996
Shares reacquired	(7,728)	(184,578)

Net increase (decrease) in shares outstanding	(6,777)	$(160,582)

Year ended November 30, 2010:
Shares sold	183	$3,439
Shares reacquired	(9,005)	(181,969)

Net increase (decrease) in shares outstanding	(8,822)	$(178,530)

Class M
Year ended November 30, 2011:
Shares sold	275	$7,000
Shares reacquired	(1,589)	(36,774)

Net increase (decrease) in shares outstanding before conversion	(1,314)	(29,774)
Shares reacquired upon conversion into Class A	(24,140)	(541,957)

Net increase (decrease) in shares outstanding	(25,454)	$(571,731)

Year ended November 30, 2010:
Shares sold	565	$10,836
Shares reacquired	(11,759)	(218,936)

Net increase (decrease) in shares outstanding before conversion	(11,194)	(208,100)
Shares reacquired upon conversion into Class A	(42,864)	(804,117)

Net increase (decrease) in shares outstanding	(54,058)	$(1,012,217)

Prudential Jennison Health Sciences Fund	33

Notes to Financial Statements

continued

Class X	Shares	Amount
Year ended November 30, 2011:
Shares sold	702	$16,107
Shares reacquired	(2,195)	(51,800)

Net increase (decrease) in shares outstanding before conversion	(1,493)	(35,693)
Shares reacquired upon conversion into Class A	(6,742)	(159,493)

Net increase (decrease) in shares outstanding	(8,235)	$(195,186)

Year ended November 30, 2010:
Shares sold	1,536	$31,416
Shares reacquired	(4,194)	(79,659)

Net increase (decrease) in shares outstanding before conversion	(2,658)	(48,243)
Shares reacquired upon conversion into Class A	(8,194)	(159,404)

Net increase (decrease) in shares outstanding	(10,852)	$(207,647)

Class Z
Year ended November 30, 2011:
Shares sold	5,291,137	$135,427,361
Shares reacquired	(2,617,353)	(66,736,915)

Net increase (decrease) in shares outstanding before conversion	2,673,784	68,690,446
Shares issued upon conversion from Class A and C	496,128	13,905,558
Shares reacquired upon conversion into Class A	(5,259)	(133,384)

Net increase (decrease) in shares outstanding	3,164,653	$82,462,620

Year ended November 30, 2010:
Shares sold	2,317,105	$49,556,776
Shares reacquired	(3,266,354)	(69,412,339)

Net increase (decrease) in shares outstanding	(949,249)	$(19,855,563)

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The terms of the SCA for the periods covered by these financial statements are as follows:

SCA Expiration Date	Commitment Amount	Commitment Fee Rate
December 17, 2010	$500 million	0.15%
December 16, 2011	$750 million	0.10%
December 14, 2012	$900 million	0.08%

The fund did not utilize the SCA during the year ended November 30, 2011.

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Note 8. Notice of Distributions to Shareholders

The Fund declared capital gain distributions on November 29, 2011 to shareholders of record on November 30, 2011. The ex-dividend date was December 1, 2011. The per share amounts declared were as follows:

Long-Term Capital Gains
Class A	$1.00146
Class B	$1.00146
Class C	$1.00146
Class L	$1.00146
Class M	$1.00146
Class X	$1.00146
Class Z	$1.00146

Note 9. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Prudential Jennison Health Sciences Fund	35

Financial Highlights

Class A Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$21.77	$18.79	$14.65	$23.51	$20.70
Income (loss) from investment operations:
Net investment income (loss)	(.26)	(.14)	(.07)	.43	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.26	3.12	4.35	(7.16)	3.19
Total from investment operations	4.00	2.98	4.28	(6.73)	3.10
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.14)	-	-
Distributions from net realized gains	-	-	-	(2.13)	(.29)
Total dividends and distributions	-	-	(.14)	(2.13)	(.29)
Net asset value, end of year	$25.77	$21.77	$18.79	$14.65	$23.51
Total Return(b):	18.37%	15.86%	29.48%	(31.51)%	15.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$403,047	$330,059	$283,916	$236,932	$381,829
Average net assets (000)	$383,231	$321,876	$256,120	$337,875	$353,245
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.25%	1.27%	1.30%	1.19%	1.17%
Expenses, excluding distribution and service (12b-1) fees	.95%	.97%	1.00%	.91%	.92%
Net investment income (loss)	(1.06)%	(.67)%	(.43)%	2.21%	(.42)%
For Class A, B, C, L, M, X and Z shares:
Portfolio turnover rate	54%	55%	40%	90%	85%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

(d) Through March 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class B Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$19.68	$17.11	$13.32	$21.70	$19.26
Income (loss) from investment operations:
Net investment income (loss)	(.39)	(.26)	(.16)	.20	(.24)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.84	2.83	3.96	(6.45)	2.97
Total from investment operations	3.45	2.57	3.80	(6.25)	2.73
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.01)	-	-
Distributions from net realized gains	-	-	-	(2.13)	(.29)
Total dividends and distributions	-	-	(.01)	(2.13)	(.29)
Net asset value, end of year	$23.13	$19.68	$17.11	$13.32	$21.70
Total Return(b):	17.53%	15.02%	28.51%	(31.97)%	14.27%

Ratios/Supplemental Data:
Net assets, end of year (000)	$45,280	$42,743	$43,057	$49,916	$118,790
Average net assets (000)	$46,069	$43,949	$42,971	$84,198	$131,106
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.95%	1.97%	2.00%	1.91%	1.92%
Expenses, excluding distribution and service (12b-1) fees	.95%	.97%	1.00%	.91%	.92%
Net investment income (loss)	(1.76)%	(1.37)%	(1.05)%	1.14%	(1.16)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	37

Financial Highlights

continued

Class C Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$19.68	$17.10	$13.31	$21.69	$19.26
Income (loss) from investment operations:
Net investment income (loss)	(.39)	(.26)	(.17)	.25	(.24)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.84	2.84	3.97	(6.50)	2.96
Total from investment operations	3.45	2.58	3.80	(6.25)	2.72
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.01)	-	-
Distributions from net realized gains	-	-	-	(2.13)	(.29)
Total dividends and distributions	-	-	(.01)	(2.13)	(.29)
Net asset value, end of year	$23.13	$19.68	$17.10	$13.31	$21.69
Total Return(b):	17.53%	15.09%	28.53%	(31.99)%	14.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$116,060	$93,799	$78,726	$69,772	$124,782
Average net assets (000)	$109,282	$90,766	$71,726	$103,596	$123,322
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.95%	1.97%	2.00%	1.91%	1.92%
Expenses, excluding distribution and service (12b-1) fees	.95%	.97%	1.00%	.91%	.92%
Net investment income (loss)	(1.76)%	(1.37)%	(1.11)%	1.39%	(1.17)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Class L Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$21.58	$18.66	$14.54	$23.39	$20.64
Income (loss) from investment operations:
Net investment income (loss)	(.31)	(.18)	(.10)	.36	(.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.22	3.10	4.31	(7.08)	3.18
Total from investment operations	3.91	2.92	4.21	(6.72)	3.04
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.09)	-	-
Distributions from net realized gains	-	-	-	(2.13)	(.29)
Total dividends and distributions	-	-	(.09)	(2.13)	(.29)
Net asset value, end of year	$25.49	$21.58	$18.66	$14.54	$23.39
Total Return(b):	18.12%	15.65%	29.16%	(31.65)%	14.82%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,083	$1,063	$1,084	$1,035	$2,010
Average net assets (000)	$1,092	$1,110	$1,057	$1,625	$2,182
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.45%	1.47%	1.50%	1.41%	1.42%
Expenses, excluding distribution and service (12b-1) fees	.95%	.97%	1.00%	.91%	.92%
Net investment income (loss)	(1.26)%	(.87)%	(.60)%	1.87%	(.66)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	39

Financial Highlights

continued

Class M Shares
	Year Ended November 30,
	2011		2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$19.89		$17.15	$13.31	$21.69	$19.26
Income (loss) from investment operations:
Net investment income (loss)	(.23)		(.12)	(.12)	.20	(.24)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.89		2.85	3.97	(6.45)	2.96
Total from investment operations	3.66		2.73	3.85	(6.25)	2.72
Less Dividends and Distributions:
Dividends from net investment income	-		-	(.01)	-	-
Distributions from net realized gains	-		-	-	(2.13)	(.29)
Total dividends and distributions	-		-	(.01)	(2.13)	(.29)
Capital Contributions:	-	(b)	.01	- (b)	-	-
Net asset value, end of year	$23.55		$19.89	$17.15	$13.31	$21.69
Total Return(c):	18.40%		15.98%	28.90%	(31.99)%	14.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$150		$632	$1,472	$2,239	$5,244
Average net assets (000)	$461		$978	$1,900	$3,857	$5,866
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.20%		1.22%	1.78%	1.91%	1.92%
Expenses, excluding distribution and service (12b-1) fees	.95%		.97%	1.00%	.91%	.92%
Net investment income (loss)	(1.00)%		(.62)%	(.81)%	1.12%	(1.17)%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Class X Shares
	Year Ended November 30,
	2011		2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$20.50		$17.67	$13.75	$22.05	$19.38
Income (loss) from investment operations:
Net investment income (loss)	(.23)		(.12)	(.05)	.40	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.00		2.94	4.06	(6.66)	2.99
Total from investment operations	3.77		2.82	4.01	(6.26)	2.96
Less Dividends and Distributions:
Dividends from net investment income	-		-	(.15)	-	-
Distributions from net realized gains	-		-	-	(2.13)	(.29)
Total dividends and distributions	-		-	(.15)	(2.13)	(.29)
Capital Contributions:	-	(b)	.01	.06	.09	-
Net asset value, end of year	$24.27		$20.50	$17.67	$13.75	$22.05
Total Return(c):	18.39%		16.02%	29.91%	(31.01)%	15.38%

Ratios/Supplemental Data:
Net assets, end of year (000)	$278		$403	$539	$599	$1,050
Average net assets (000)	$354		$462	$562	$937	$1,054
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.20%		1.22%	1.25%	1.14%	.92%
Expenses, excluding distribution and service (12b-1) fees	.95%		.97%	1.00%	.91%	.92%
Net investment income (loss)	(1.00)%		(.62)%	(.31)%	2.17%	(.17)%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(d) Does not include the expenses of the underlying fund in which the Fund invests

See Notes to Financial Statements.

Prudential Jennison Health Sciences Fund	41

Financial Highlights

continued

Class Z Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$22.58	$19.43	$15.16	$24.18	$21.23
Income (loss) from investment operations:
Net investment income (loss)	(.20)	(.08)	.03	.53	(.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.42	3.23	4.43	(7.42)	3.28
Total from investment operations	4.22	3.15	4.46	(6.89)	3.24
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.19)	-	-
Distributions from net realized gains	-	-	-	(2.13)	(.29)
Total dividends and distributions	-	-	(.19)	(2.13)	(.29)
Net asset value, end of year	$26.80	$22.58	$19.43	$15.16	$24.18
Total Return(b):	18.69%	16.21%	29.75%	(31.28)%	15.35%

Ratios/Supplemental Data:
Net assets, end of year (000)	$197,399	$94,836	$100,060	$255,540	$353,873
Average net assets (000)	$142,684	$111,740	$148,563	$338,613	$322,406
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.95%	.97%	1.00%	.91%	.92%
Expenses, excluding distribution and service (12b-1) fees	.95%	.97%	1.00%	.91%	.92%
Net investment income (loss)	(.76)%	(.36)%	.18%	2.63%	(.17)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Health Sciences Fund a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 20, 2012

Prudential Jennison Health Sciences Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Jennison Health Sciences Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 58

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.
(1) The	year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-Present) of Prudential Investment Management Services LLC; formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Jennison Health Sciences Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Health Sciences Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

[1]	Prudential Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Health/Biotechnology Funds Performance Universe) was in the first quartile over the one-, five- and 10-year periods, and in the second quartile over the three-year period. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board also considered that the cost of services provided by PI during the year ended December 31, 2010 exceeded the management fees paid to PI by the Fund, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its

Prudential Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

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Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Jennison Health Sciences Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON HEALTH SCIENCES FUND

SHARE CLASS	A	B	C	L	M	X	Z
NASDAQ	PHLAX	PHLBX	PHLCX	N/A	N/A	N/A	PHSZX
CUSIP	74441P502	74441P601	74441P700	74441P809	74441P882	74441P874	74441P866

MF188E3    0216813-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON UTILITY FUND

ANNUAL REPORT • NOVEMBER 30, 2011

Fund Type

Sector stock

Objective

Total return through a combination of capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 17, 2012

Dear Shareholder:

After an extraordinary career at Prudential, Judy Rice retired at the end of 2011 as President of Prudential Investments and President and Director of the Prudential Jennison Utility Fund (the Fund). While she will remain as Chairman of Prudential Investments until the end of 2012, I was named to succeed her as President and Director of the Fund effective January 1, 2012. I previously served as Executive Vice President of Retail Mutual Fund Distribution for Prudential Investments for the past six years.

Since this is my first letter to shareholders, I would like to recognize Judy for the significant contributions she made in building the Prudential Investments fund family and her unflagging commitment to helping investors like you meet the challenges of a rapidly changing investment environment. My goal is to build on Judy’s accomplishments, with a particular focus on delivering the solutions you need to address your financial goals.

I hope you find the annual report for the Fund informative. We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial professional can help you create a diversified investment plan that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets. We encourage you to call your financial professional before making any investment decision.

Prudential Investments provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Utility Fund

Prudential Jennison Utility Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 0.89%; Class B, 1.59%; Class C, 1.59%; Class R, 1.34%; Class Z, 0.59%. Net operating expenses: Class A, 0.89%; Class B, 1.59%; Class C, 1.59%; Class R, 1.09%; Class Z, 0.59%, after contractual reduction through 3/31/2013 for Class R shares.

Cumulative Total Returns (Without Sales Charges) as of 11/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	10.74%	–0.15%	116.65%	—
Class B	9.89	–3.69	101.41	—
Class C	9.90	–3.70	101.29	—
Class R	10.42	–1.62	N/A	7.24% (8/22/06)
Class Z	10.96	1.24	122.25	—
S&P 500 Index	7.81	–0.86	33.14	—
S&P 500 Utility Total Return (TR) Index	19.58	17.39	84.95	—
Lipper Utility Funds Avg.	11.29	10.58	91.14	—

Average Annual Total Returns (With Sales Charges) as of 12/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	1.99%	–0.92%	7.24%	—
Class B	2.19	–0.67	7.06	—
Class C	6.19	–0.49	7.06	—
Class R	7.71	0.01	N/A	1.72% (8/22/06)
Class Z	8.25	0.50	8.13	—
S&P 500 Index	2.09	–0.25	2.92	—
S&P 500 Utility Total Return (TR) Index	19.91	3.71	6.42	—
Lipper Utility Funds Avg.	8.68	2.02	6.45	—

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Average Annual Total Returns (With Sales Charges) as of 11/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	4.65%	–1.16%	7.43%	—
Class B	4.89	–0.88	7.25	—
Class C	8.90	–0.75	7.25	—
Class R	10.42	–0.33	N/A	1.33% (8/22/06)
Class Z	10.96	0.25	8.31	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	10.74%	–0.03%	8.04%	—
Class B	9.89	–0.75	7.25	—
Class C	9.90	–0.75	7.25	—
Class R	10.42	–0.33	N/A	1.33% (8/22/06)
Class Z	10.96	0.25	8.31	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Utility Fund (Class A shares) with a similar investment in the S&P 500 Index and the S&P 500 Utility Total Return (TR) Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2001) and the account values at the end of the current fiscal year (November 30, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for

Prudential Jennison Utility Fund	3

Your Fund’s Performance (continued)

Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through March 31, 2008, the returns shown in the tables and graph would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC for Class A shares is waived for purchases by certain retirement and/or benefit plans. Under certain limited circumstances, an exchange may be made from Class A, Class B, or Class C to Class Z shares or from Class Z to Class A shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees.

Benchmark Definitions

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. S&P 500 Index Closest Month-End to Inception cumulative total return as of 11/30/11 is 7.00% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 12/31/11 is 1.47% for Class R.

S&P 500 Utility Total Return (TR) Index

The Standard & Poor’s Utility TR Index (S&P 500 Utility TR Index) is an unmanaged, market capitalization-weighted index including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power. S&P 500 Utility TR Index Closest Month-End to Inception cumulative total return as of 11/30/11 is 24.59% for Class R. S&P 500 Utility TR Index Closest Month-End to Inception average annual total return as of 12/31/11 is 4.86% for Class R.

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Lipper Utility Funds Average

The Lipper Utility Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Utility Funds Category. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares. Lipper Average Closest Month-End to Inception cumulative total return as of 11/30/11 is 20.53% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 12/31/11 is 3.83% for Class R.

Investors can not invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/11
Williams Cos., Inc. (The), Oil Gas & Consumable Fuels	4.0%
ONEOK, Inc., Gas Utilities	3.4
PPL Corp., Electric Utilities	3.3
Exelon Corp., Electric Utilities	3.2
FirstEnergy Corp., Electric Utilities	3.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/11
Electric Utilities	26.0%
Multi-Utilities	19.8
Oil, Gas & Consumable Fuels	19.1
Independent Power Producers & Energy Traders	12.9
Wireless Telecommunication Services	4.6

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Utility Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Utility Fund Class A shares advanced 10.74% during the 12-month reporting period ended November 30, 2011, underperforming the 19.58% return of the S&P 500 Utility Total Return (TR) Index (the Index) and the 11.29% return of the Lipper Utility Funds Average.

•	Stock selection within the utilities sector, particularly among independent power producers and electric utility companies, had the most significant effect on relative performance.

•

The Fund’s exposure to sectors not included in the Index also had a detrimental effect on relative performance, particularly in telecommunications services. The effect of the Fund’s exposure to energy stocks was mixed, with oil and gas exploration and production companies ranking among the Fund’s key contributors, as well as its most significant detractors.

What was the market environment like for stocks during the period?

•

The US stock market rallied strongly in the first five months of the reporting period on indications of continued global expansion. It relinquished much of its advance in the last several months, however, as investor worries about government debt and slowing economic growth drove heightened volatility.

•

Solid corporate earnings gains and continued spending—both corporate and personal—provided tailwinds that allowed the US economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

•

Strong commodity prices earlier in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more volatile as markets faced new challenges posed by a sovereign debt crisis in Europe, political turmoil in the Middle East, and a devastating earthquake and tsunami in Japan. In China, the government applied the brakes on growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices, and tightening labor rates.

•

Stock prices were also pressured late in the period by acrimony and political gamesmanship related to the Congressional debate over the U.S. debt ceiling. A last-minute accord averted an immediate crisis, but the lack of a longer-term solution highlighted the scope of Washington’s fiscal problems.

•	Reductions in GDP growth forecasts and corporate expectations came as prognosticators looked to gauge the impact of falling confidence around the globe.

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Which holdings made the largest positive contribution to the Fund’s return?

•

El Paso, an energy sector holding, led contributors for the period, benefitting early on from rising oil prices and its exposure to emerging resource plays through its interstate natural gas pipeline system, as well as its significant exploration and production assets in the U.S., Egypt, and Brazil. In May, El Paso rose on the news that the company would spin off its exploration and production business into a separate entity by the end of 2011. Then in mid-October, El Paso experienced a dramatic increase in share price on the news that it would merge with Kinder Morgan in a cash/stock deal. The merged entity is expected to be the largest operator of natural gas pipelines and midstream infrastructure in North America. Midstream businesses handle processing, storing, marketing, and transporting commodities such as crude oil, natural gas, and natural gas liquids.

•

ONEOK, a utilities sector holding, had a positive impact on the Fund. ONEOK is a diversified energy company engaged in the gathering, processing, storage, and transportation of natural gas in the U.S. Jennison likes the company for its solid earnings growth profile and attractive dividend yield, which should be supported by strong free cash flow generation and the expansion of its natural gas liquids midstream business. In addition, ONEOK is the general partner of ONEOK Partners, a master limited partnership, where most of its natural gas midstream business is housed. Jennison views ONEOK’s midstream exposure as a potential source of significant growth opportunities stemming from the proliferation of shale gas and oil drilling in the U.S.

•

Rackspace Hosting, a technology holding, also benefited the Fund. The company provides a range of Web-hosting and managed-network services to more than 100,000 enterprise customers around the world. Primarily offering traditional hosting services with dedicated servers, Rackspace is expanding into cloud hosting, which lets customers use pooled server resources on demand. Jennison believes Rackspace will continue to benefit as corporations of all sizes move toward more outsourcing of their data-warehousing and software applications.

Which holdings detracted most from the Fund’s return?

•

China Hydroelectric was a notable detractor from performance. Its shares declined after the company’s first-quarter revenues and earnings fell short of expectations, largely because of drought conditions that affected water flow, a key component of the company’s energy generation. The Chinese government fought inflation with a tight monetary policy, which raised concerns over China Hydroelectric’s ability to access the debt markets to sustain its pace of

Prudential Jennison Utility Fund	7

Strategy and Performance Overview (continued)

growth. Toward the end of the period, there was some increase in rainfall as well as hopeful signs that China’s inflation had peaked. In late November, the company experienced an extraordinary spike in trading volume, which resulted in a dramatic price drop. The Fund continues to own China Hydroelectric in anticipation that at some point the market will correctly value what Jennison regards as its exceptional energy-producing assets.

•

NII Holdings, formerly known as Nextel International, supports cellular phone communications and Internet access services in Latin America. Reporting a strong first quarter 2011, the company recovered some of its earlier losses with a noteworthy increase in subscribers, revenues, and operating income. NII completed its 3G purchase in both Brazil and Mexico in preparation of its 2011 growth plan. NII’s shares came under pressure owing to foreign exchange market volatility and macroeconomic concerns regarding growth in emerging economies. It also faced increasing competition in its key market, Brazil, as well as uncertainty regarding its 3G rollout in Peru. Despite recent competitive developments, Jennison likes NII’s cash-heavy balance sheet, and believes it offers a strong financial position to fund growth projects.

•

Frontier Communications was a notable performer in the telecommunications services sector for much of the first half of the period. The company posted solid first-quarter financial results, and its improving revenue and expense trends were interpreted by some as an indication of further cost advantages from its acquisition of select Verizon access lines in July 2010. Around midyear, concern over increasing competition in some markets and uncertainties regarding merger costs led some analysts to question the company’s free cash flow guidance. Jennison continues to believe Frontier’s Verizon acquisition will help drive longer-term growth and remains confident of the company’s ability to generate free cash flow in support of its above-average dividend yield.

Were there significant changes to the portfolio?

Jennison did not make any strategic changes to the portfolio during the period. However, the Fund added or eliminated positions because of company fundamentals and the risk-reward characteristics of certain stocks.

•	Significant new positions were established in Exelon, Consol Energy, International Power, and ITC Holdings.

•	Positions in other securities, including PG&E, Cleco, Whiting Petroleum, and Nextera Energy, were eliminated.

During the reporting period, the Fund’s use of derivatives was limited, with no meaningful impact on performance.

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Comments on Largest Holdings

4.0%	Williams Cos., Inc. (The), Oil, Gas & Consumable Fuels

Williams Companies operates through four business segments: natural gas exploration and production, pipeline distribution, midstream, and energy trading. It has significant natural gas properties in some of the most attractive basins in the U.S., including the Rocky Mountains, which continue to show increased growth in reserves. Jennison is encouraged by the company’s acquisitions in the Marcellus Shale and Bakken Shale, and by the company’s announced plans to separate its exploration and production and pipeline businesses into two standalone, publicly traded companies. Jennison believes these plans could be a catalyst to further enhance shareholder value.

3.4%	ONEOK, Inc., Gas Utilities

See comments on largest contributors to performance.

3.3%	PPL Corp., Electric Utilities

Energy and electric utility holding company PPL distributes electricity in Pennsylvania and Kentucky in the U.S. and has international operations in the United Kingdom (UK). The company also owns and operates power plants and trades power in the northeastern and western U.S. Jennison regards PPL as attractively valued and sees regulated utilities companies as a relatively reliable source of dividend yield and positive earnings growth potential.

3.2%	Exelon Corp., Electric Utilities

Integrated utility services holding company Exelon is one of the largest suppliers of electricity in the U.S, distributing electric power to customers in northern Illinois and southeastern Pennsylvania through its principal subsidiaries Commonwealth Edison and PECO Energy. The company also owns non-regulated power generation sources—primarily nuclear, but also wind and solar, and maintains a natural gas distribution operation through PECO Energy. Jennison sees Exelon as well positioned to benefit from an anticipated tightening of the balance between supply and demand stemming from potential coal plant retirements over the next several years as a result of stricter environmental rules.

3.2%	FirstEnergy Corp., Electric Utilities

Integrated utility holding company FirstEnergy comprises 10 regulated distribution companies providing power to customers in New Jersey, Pennsylvania, Ohio, Maryland, and West Virginia. Company subsidiaries also include transmission businesses and unregulated power generation. Poised to take advantage of an anticipated rising power price environment driven by new EPA rules, FirstEnergy should show an improving financial profile driven by substantial free cash flow generation over the next few years.

Prudential Jennison Utility Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2011, at the beginning of the period, and held through the six-month period ended November 30, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Utility Fund		Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$956.10	0.89%	$4.36
	Hypothetical	$1,000.00	$1,020.61	0.89%	$4.51

Class B	Actual	$1,000.00	$952.60	1.59%	$7.78
	Hypothetical	$1,000.00	$1,017.10	1.59%	$8.04

Class C	Actual	$1,000.00	$952.50	1.59%	$7.78
	Hypothetical	$1,000.00	$1,017.10	1.59%	$8.04

Class R	Actual	$1,000.00	$955.10	1.09%	$5.34
	Hypothetical	$1,000.00	$1,019.60	1.09%	$5.52

Class Z	Actual	$1,000.00	$956.70	0.59%	$2.89
	Hypothetical	$1,000.00	$1,022.11	0.59%	$2.99

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2011, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Utility Fund	11

Portfolio of Investments

as of November 30, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS 98.6%

Construction & Engineering 1.1%
682,650	Chicago Bridge & Iron Co. NV	$28,227,577

Diversified Telecommunication Services 3.5%
865,597	Alaska Communications Systems Group, Inc.(a)	4,630,944
1,029,557	Chunghwa Telecom Co. Ltd. (Taiwan), ADR	34,418,091
1,276,067	City Telecom HK Ltd. (Hong Kong), ADR	14,253,668
6,749,244	Frontier Communications Corp.(a)	38,605,676
1,706,000	Maxcom Telecomunicaciones SAB de CV (Mexico), ADR(a)(b)	3,156,100

		95,064,479

Electric Utilities 25.5%
706,705	American Electric Power Co., Inc.	28,042,054
2,129,849	Cia Energetica de Minas Gerais (Brazil), ADR(a)	37,378,850
1,854,741	Edison International	72,909,869
1,948,436	Exelon Corp.(a)	86,335,199
1,898,593	FirstEnergy Corp.	84,430,431
2,182,097	Great Plains Energy, Inc.	45,911,321
843,294	ITC Holdings Corp.	62,336,292
1,130,051	Northeast Utilities(a)	39,111,065
3,231,275	NV Energy, Inc.	49,567,759
2,942,937	PPL Corp.(a)	88,346,969
2,634,607	SSE PLC (United Kingdom)	54,554,101
973,493	UIL Holdings Corp.	33,916,496

		682,840,406

Gas Utilities 3.4%
1,090,285	ONEOK, Inc.	90,668,101

Independent Power Producers & Energy Traders 12.9%
5,645,560	AES Corp. (The)(b)	68,198,365
4,683,235	Calpine Corp.(a)(b)	70,435,854
6,303,216	China Hydroelectric Corp. (China), ADR(a)(b)	4,790,444
10,162,632	GenOn Energy, Inc.(b)	27,642,359
12,340,006	International Power PLC (United Kingdom)	65,211,488
1,576,228	MPX Energia SA (Brazil), 144A(b)(c)	37,654,796
2,088,262	NRG Energy, Inc.(a)(b)	41,096,996
1,972,676	Tractebel Energia SA (Brazil)	30,784,371

		345,814,673

See Notes to Financial Statements.

Prudential Jennison Utility Fund	13

Portfolio of Investments

as of November 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services 1.4%
871,158	Rackspace Hosting, Inc.(a)(b)	$37,790,834

Media 2.0%
2,310,282	Comcast Corp. (Class A Stock)	52,374,093

Multi-Utilities 19.8%
758,868	Alliant Energy Corp.	32,031,818
4,016,434	CenterPoint Energy, Inc.	79,927,037
3,109,612	CMS Energy Corp.(a)	65,053,083
1,508,094	National Grid PLC (United Kingdom), ADR	74,530,005
2,641,013	NiSource, Inc.	60,505,608
433,351	OGE Energy Corp.	22,950,269
1,592,425	Public Service Enterprise Group, Inc.	52,454,480
646,091	Sempra Energy	34,365,580
1,220,153	Wisconsin Energy Corp.	40,484,677
2,636,898	Xcel Energy, Inc.(a)	69,324,048

		531,626,605

Oil, Gas & Consumable Fuels 19.1%
681,420	Arch Coal, Inc.	11,168,474
3,332,027	Cheniere Energy, Inc.(a)(b)	33,653,473
598,182	Consol Energy, Inc.	24,908,298
867,034	Copano Energy LLC(a)	28,698,825
907,292	Enbridge, Inc. (Canada)	32,148,177
2,146,402	Energy Transfer Equity LP(a)	75,746,527
2,614,750	Essar Energy PLC (Mauritius), 144A(b)(c)	9,591,865
890,593	Marathon Petroleum Corp.	29,736,900
593,036	Pacific Rubiales Energy Corp. (Canada)	12,681,127
1,139,932	Regency Energy Partners LP	26,229,835
1,666,249	Targa Resources Corp.	57,602,228
813,020	TransCanada Corp. (Canada)	34,180,399
3,349,226	Williams Cos., Inc. (The)	108,113,015
481,568	Williams Partners LP(a)	27,959,838

		512,418,981

Real Estate Investment Trusts 1.3%
552,945	Digital Realty Trust, Inc.(a)	35,112,007

Road & Rail 1.8%
464,474	Union Pacific Corp.	48,031,256

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Transportation Infrastructure 2.2%
198,764	CCR SA (Brazil)(c)	$1,269,513
4,156,400	CCR SA (Brazil), 144A(c)	26,547,084
4,070,000	EcoRodovias Infraestrutura e Logistica SA (Brazil), 144A(c)	29,956,425

		57,773,022

Wireless Telecommunication Services 4.6%
763,513	American Tower Corp. (Class A Stock)(b)	45,047,267
863,624	Crown Castle International Corp.(b)	36,548,568
1,792,886	NII Holdings, Inc.(b)	41,254,307

		122,850,142

	Total common stocks (cost $2,272,326,123)	2,640,592,176

PREFERRED STOCK 0.5%

Electric Utilities
226,100	Great Plains Energy, Inc., CVT, 12.00% (cost $11,305,000)	14,321,174

Units
WARRANT

Oil, Gas & Consumable Fuels
732,600	Rentech, Inc., Private Placement, expiring 04/20/12 (original cost $0; purchased 04/23/07)(b)(c)(d)	440

	Total long-term investments (cost $2,283,631,123)	2,654,913,790

Shares
SHORT-TERM INVESTMENT 16.2%

Affiliated Money Market Mutual Fund
433,163,463	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $433,163,463; includes $408,481,645 of cash collateral received for securities on loan)(e)(f)	433,163,463

	Total Investments 115.3% (cost $2,716,794,586; Note 5)	3,088,077,253
	Liabilities in excess of other assets (15.3%)	(409,561,234)

	Net Assets 100.0%	$2,678,516,019

See Notes to Financial Statements.

Prudential Jennison Utility Fund	15

Portfolio of Investments

as of November 30, 2011 continued

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CVT—Convertible Security

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $405,927,066; cash collateral of $408,481,645 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on November 30, 2011. Additional collateral was subsequently received on December 1, 2011 and the Fund remained in compliance.
(b)	Non-income producing security.
(c)	Indicates a security that has been deemed illiquid.
(d)	Indicates a restricted security, the original cost of such security is $0. The value of $440 is 0.0% of net assets.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for securities actively traded on a regulated securities exchange and for open-end mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

The following is a summary of the inputs used as of November 30, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,511,234,722	$129,357,454	$—
Preferred Stock	14,321,174	—	—
Warrant	—	—	440
Affiliated Money Market Mutual Fund	433,163,463	—	—

Total	$2,958,719,359	$129,357,454	$440

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2011 was as follows:

Electric Utilities	26.0%
Multi-Utilities	19.8
Oil, Gas & Consumable Fuels	19.1
Affiliated Money Market Mutual Fund (including 15.3% of collateral received for securities on loan)	16.2
Independent Power Producers & Energy Traders	12.9
Wireless Telecommunication Services	4.6
Diversified Telecommunication Services	3.5
Gas Utilities	3.4
Transportation Infrastructure	2.2%
Media	2.0
Road and Rail	1.8
Internet Software & Services	1.4
Real Estate Investment Trusts	1.3
Construction & Engineering	1.1

115.3
Liabilities in excess of other assets	(15.3)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$440	—	$—

See Notes to Financial Statements.

Prudential Jennison Utility Fund	17

Portfolio of Investments

as of November 30, 2011 continued

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights	Options Written	Total
Equity contracts	$822,788	$274,487	$1,097,275

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants	Options Written	Total
Equity contracts	$(585)	$(147,747)	$(148,332)

For the year ended November 30, 2011, the average volume of premiums received for options written was $58,314.

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Financial Statements

NOVEMBER 30, 2011	ANNUAL REPORT

Prudential Jennison Utility Fund

Statement of Assets and Liabilities

as of November 30, 2011

Assets
Investments at value, including securities on loan of $405,927,066:
Unaffiliated Investments (cost $2,283,631,123)	$2,654,913,790
Affiliated Investments (cost $433,163,463)	433,163,463
Foreign currency, at value (cost $36)	37
Dividends receivable	7,515,252
Receivable for investments sold	693,705
Receivable for Fund shares sold	551,582
Foreign tax reclaim receivable	197,666
Prepaid expenses	40,800

Total assets	3,097,076,295

Liabilities
Payable to broker for collateral for securities on loan	408,481,645
Payable for investments purchased	4,050,905
Payable for Fund shares reacquired	3,685,354
Management fee payable	956,704
Distribution fee payable	731,938
Accrued expenses	504,395
Affiliated transfer agent fee payable	137,940
Deferred directors’ fees	11,395

Total liabilities	418,560,276

Net Assets	$2,678,516,019

Net assets were comprised of:
Common stock, at par	$2,518,743
Paid-in capital in excess of par	2,561,785,392

2,564,304,135
Undistributed net investment income	70,226,448
Accumulated net realized loss on investment and foreign currency transactions	(327,285,211)
Net unrealized appreciation on investments and foreign currencies	371,270,647

Net assets, November 30, 2011	$2,678,516,019

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($2,388,222,935 ÷ 224,536,359 shares of common stock issued and outstanding)	$10.64
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price to public	$11.26

Class B
Net asset value, offering price and redemption price per share ($92,131,577 ÷ 8,686,330 shares of common stock issued and outstanding)	$10.61

Class C
Net asset value, offering price and redemption price per share ($89,678,697 ÷ 8,458,883 shares of common stock issued and outstanding)	$10.60

Class R
Net asset value, offering price and redemption price per share ($5,859,160 ÷ 551,265 shares of common stock issued and outstanding)	$10.63

Class Z
Net asset value, offering price and redemption price per share ($102,623,650 ÷ 9,641,497 shares of common stock issued and outstanding)	$10.64

See Notes to Financial Statements.

Prudential Jennison Utility Fund	21

Statement of Operations

Year Ended November 30, 2011

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $2,318,433)	$100,310,262
Affiliated income from securities loaned, net	1,574,369
Affiliated dividend income	76,811

Total income	101,961,442

Expenses
Management fee	12,134,296
Distribution fee—Class A	7,456,768
Distribution fee—Class B	992,515
Distribution fee—Class C	954,652
Distribution fee—Class R	27,334
Transfer agent’s fees and expenses (including affiliated expense of $1,454,500)	3,061,000
Custodian’s fees and expenses	646,000
Reports to shareholders	144,000
Registration fees	93,000
Directors’ fees	79,000
Insurance	62,000
Legal fees and expenses	52,000
Audit fee	22,000
Loan interest expense (Note 7)	170
Miscellaneous	29,478

Total expenses	25,754,213

Net investment income	76,207,229

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	248,539,681
Foreign currency transactions	(2,269,071)
Options written transactions	274,487

246,545,097

Net change in unrealized appreciation (depreciation) on:
Investments	(39,688,621)
Foreign currencies	60,817
Options written	(147,747)

(39,775,551)

Net gain on investment and foreign currency transactions	206,769,546

Net Increase In Net Assets Resulting From Operations	$282,976,775

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$76,207,229	$69,624,991
Net realized gain on investment and foreign currency transactions	246,545,097	15,038,181
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(39,775,551)	338,762,321

Net increase in net assets resulting from operations	282,976,775	423,425,493

Dividends from net investment income (Note 1)
Class A	(61,411,672)	(52,538,510)
Class B	(1,756,594)	(1,562,624)
Class C	(1,710,672)	(1,494,963)
Class R	(122,061)	(76,450)
Class Z	(2,779,267)	(2,036,409)

	(67,780,266)	(57,708,956)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	98,706,019	96,308,051
Net asset value of shares issued in reinvestment of dividends	63,328,530	53,842,782
Cost of shares reacquired	(427,023,842)	(440,592,276)

Net decrease in net assets from Fund share transactions	(264,989,293)	(290,441,443)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	—	10,325

Total increase (decrease)	(49,792,784)	75,285,419

Net Assets
Beginning of year	2,728,308,803	2,653,023,384

End of year(a)	$2,678,516,019	$2,728,308,803

(a) Includes undistributed net investment income of:	$70,226,448	$50,680,808

See Notes to Financial Statements.

Prudential Jennison Utility Fund	23

Notes to Financial Statements

Prudential Sector Funds, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company presently consists of three portfolios: Prudential Financial Services Fund, Prudential Jennison Health Sciences Fund and Prudential Jennison Utility Fund. These financial statements relate to Prudential Jennison Utility Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is to seek total return through a combination of capital appreciation and current income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI or Manager”), in consultation with the subadvisor; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange, or if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or

24	Visit our website at www.prudentialfunds.com

securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at fair value.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Prudential Jennison Utility Fund	25

Notes to Financial Statements

continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund wrote options and may purchase options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining

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whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all options and guarantees options contracts against default.

The Fund held warrants acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised or sold. Warrants are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent

Prudential Jennison Utility Fund	27

Notes to Financial Statements

continued

book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory

28	Visit our website at www.prudentialfunds.com

agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the Fund’s average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was .44% for the year ended November 30, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such expenses to .50% of the average daily net assets of Class R shares through March 31, 2013.

PIMS has advised the Fund that it received $652,174 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2011.

From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2011, it received $270, $158,401 and $4,509 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential Jennison Utility Fund	29

Notes to Financial Statements

continued

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2011, PIM has been compensated approximately $470,300 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2011, were $1,415,693,966 and $1,676,735,941, respectively.

Transactions in options written during the year ended November 30, 2011 were as follows:

	Contracts	Premiums Received
Options outstanding at November 30, 2010	1,500	$166,497
Options written	1,320	202,730
Options closed	(746)	(94,740)
Options expired	(2,074)	(274,487)

Options outstanding at November 30, 2011	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting

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principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended November 30, 2011, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $11,118,677, due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and investment in partnerships. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended November 30, 2011 and 2010, the tax character of distributions paid by the Fund were $67,780,266 and $57,708,956 from ordinary income, respectively.

As of November 30, 2011, the accumulated undistributed earnings on a tax basis was $21,110,523 from ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$2,661,222,041	$589,661,785	$(162,806,573)	$426,855,212	$(12,020)	$426,843,192

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in partnerships. The other cost basis adjustments are primarily attributed to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2011 of approximately $333,730,000 which expires in 2017. The Fund utilized approximately $182,895,000 of its capital loss carryforward to offset net taxable gains realized in the year ended November 30, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment

Prudential Jennison Utility Fund	31

Notes to Financial Statements

continued

losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A, Class B or Class C to Class Z shares or from Class Z to Class A shares of the Fund. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

During the fiscal year ended November 30, 2010, the Fund received $10,325 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. This amount is presented in the Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

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There are 925 million shares of $.01 par value per share common stock authorized which consists of 600 million shares of Class A common stock, 60 million shares of Class B common stock, 90 million shares of Class C common stock, 75 million shares of Class R common stock and 100 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2011:
Shares sold	4,409,722	$46,413,243
Shares issued in reinvestment of dividends	5,565,363	57,765,924
Shares reacquired	(31,957,497)	(336,705,427)

Net increase (decrease) in shares outstanding before conversion	(21,982,412)	(232,526,260)
Shares issued upon conversion from Class B and Z	1,204,259	12,596,940
Shares reacquired upon conversion into Class Z	(2,662,292)	(27,901,928)

Net increase (decrease) in shares outstanding	(23,440,445)	$(247,831,248)

Year ended November 30, 2010:
Shares sold	5,834,058	$53,957,989
Shares issued in reinvestment of dividends	5,353,499	49,420,255
Shares reacquired	(37,946,528)	(352,021,845)

Net increase (decrease) in shares outstanding before conversion	(26,758,971)	(248,643,601)
Shares issued upon conversion from Class B	935,231	8,533,696

Net increase (decrease) in shares outstanding	(25,823,740)	$(240,109,905)

Class B
Year ended November 30, 2011:
Shares sold	832,235	$8,764,856
Shares issued in reinvestment of dividends	153,221	1,587,241
Shares reacquired	(1,546,145)	(16,254,078)

Net increase (decrease) in shares outstanding before conversion	(560,689)	(5,901,981)
Shares reacquired upon conversion into Class A	(1,204,180)	(12,557,739)

Net increase (decrease) in shares outstanding	(1,764,869)	$(18,459,720)

Year ended November 30, 2010:
Shares sold	930,940	$8,629,805
Shares issued in reinvestment of dividends	152,507	1,408,059
Shares reacquired	(2,459,151)	(22,622,759)

Net increase (decrease) in shares outstanding before conversion	(1,375,704)	(12,584,895)
Shares reacquired upon conversion into Class A	(937,710)	(8,533,696)

Net increase (decrease) in shares outstanding	(2,313,414)	$(21,118,591)

Prudential Jennison Utility Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended November 30, 2011:
Shares sold	735,291	$7,712,544
Shares issued in reinvestment of dividends	132,039	1,367,186
Shares reacquired	(2,263,419)	(23,749,537)

Net increase (decrease) in shares outstanding before conversion	(1,396,089)	(14,669,807)
Shares reacquired upon conversion into Class Z	(7,472)	(74,871)

Net increase (decrease) in shares outstanding	(1,403,561)	$(14,744,678)

Year ended November 30, 2010:
Shares sold	837,579	$7,741,078
Shares issued in reinvestment of dividends	127,710	1,178,273
Shares reacquired	(2,855,675)	(26,409,563)

Net increase (decrease) in shares outstanding	(1,890,386)	$(17,490,212)

Class R
Year ended November 30, 2011:
Shares sold	293,958	$3,100,492
Shares issued in reinvestment of dividends	11,751	122,061
Shares reacquired	(207,499)	(2,167,523)

Net increase (decrease) in shares outstanding	98,210	$1,055,030

Year ended November 30, 2010:
Shares sold	224,165	$2,069,222
Shares issued in reinvestment of dividends	8,273	76,463
Shares reacquired	(154,058)	(1,410,211)

Net increase (decrease) in shares outstanding	78,380	$735,474

Class Z
Year ended November 30, 2011:
Shares sold	3,120,466	$32,714,884
Shares issued in reinvestment of dividends	239,008	2,486,118
Shares reacquired	(4,570,421)	(48,147,277)

Net increase (decrease) in shares outstanding before conversion	(1,210,947)	(12,946,275)
Shares issued upon conversion from Class A and C	2,668,630	27,976,799
Shares reacquired upon conversion into Class A	(3,870)	(39,201)

Net increase (decrease) in shares outstanding	1,453,813	$14,991,323

Year ended November 30, 2010:
Shares sold	2,587,322	$23,909,957
Shares issued in reinvestment of dividends	190,884	1,759,732
Shares reacquired	(4,140,822)	(38,127,898)

Net increase (decrease) in shares outstanding	(1,362,616)	$(12,458,209)

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Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The terms of the SCA for the periods covered by these financial statements are as follows:

SCA Expiration Date	Commitment Amount	Commitment Fee Rate
December 17, 2010	$500 million	0.15%
December 16, 2011	$750 million	0.10%
December 14, 2012	$900 million	0.08%

The Fund utilized the SCA during the year ended November 30, 2011. The balance for the 2 days that the Fund had loans outstanding during the year was approximately $2,115,000, borrowed at a weighted average interest rate of 1.45%. At November 30, 2011, the Fund did not have an outstanding loan amount.

Note 8. Dividends to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends on December 14, 2011 to shareholders of record on December 15, 2011. The ex-dividend date was December 16, 2011. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.052743
Class B	$0.034802
Class C	$0.034802
Class R	$0.047608
Class Z	$0.060447

Note 9. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and

Prudential Jennison Utility Fund	35

Notes to Financial Statements

continued

obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.85	$8.61	$7.49	$16.84	$17.31
Income (loss) from investment operations:
Net investment income	.29	.24	.28	.19	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76	1.20	1.04	(6.75)	2.77
Total from investment operations	1.05	1.44	1.32	(6.56)	3.09
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.20)	(.20)	(.18)	(.32)
Distributions from net realized gains	-	-	-	(2.61)	(3.24)
Total dividends and distributions	(.26)	(.20)	(.20)	(2.79)	(3.56)
Capital Contributions (Note 6):	-	- (e)	-	-	-
Net asset value, end of year	$10.64	$9.85	$8.61	$7.49	$16.84
Total Return(b):	10.74%	16.91%	18.13%	(46.58)%	22.21%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$2,388	$2,444	$2,357	$2,269	$4,754
Average net assets (000,000)	$2,486	$2,423	$2,178	$3,920	$4,441
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.89%	.90%	.92%	.81% (d)	.75% (d)
Expenses, excluding distribution and service (12b-1) fees	.59%	.60%	.62%	.53%	.50%
Net investment income	2.77%	2.61%	3.64%	1.55%	2.02%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	51%	53%	46%	38%	50%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Through March 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	37

Financial Highlights

continued

Class B Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.83	$8.59	$7.47	$16.80	$17.28
Income (loss) from investment operations:
Net investment income	.22	.18	.23	.10	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.75	1.20	1.04	(6.75)	2.77
Total from investment operations	.97	1.38	1.27	(6.65)	2.97
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.14)	(.15)	(.07)	(.21)
Distributions from net realized gains	-	-	-	(2.61)	(3.24)
Total dividends and distributions	(.19)	(.14)	(.15)	(2.68)	(3.45)
Capital Contributions (Note 6):	-	- (d)	-	-	-
Net asset value, end of year	$10.61	$9.83	$8.59	$7.47	$16.80
Total Return(b):	9.89%	16.16%	17.35%	(46.99)%	21.22%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$92	$103	$110	$130	$363
Average net assets (000,000)	$99	$106	$109	$264	$351
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.59%	1.60%	1.62%	1.53%	1.50%
Expenses, excluding distribution and service (12b-1) fees	.59%	.60%	.62%	.53%	.50%
Net investment income	2.08%	1.91%	3.03%	.82%	1.26%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

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Class C Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.82	$8.58	$7.47	$16.78	$17.27
Income (loss) from investment operations:
Net investment income	.22	.18	.22	.10	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.75	1.20	1.04	(6.73)	2.76
Total from investment operations	.97	1.38	1.26	(6.63)	2.96
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.14)	(.15)	(.07)	(.21)
Distributions from net realized gains	-	-	-	(2.61)	(3.24)
Total dividends and distributions	(.19)	(.14)	(.15)	(2.68)	(3.45)
Capital Contributions (Note 6):	-	- (d)	-	-	-
Net asset value, end of year	$10.60	$9.82	$8.58	$7.47	$16.78
Total Return(b):	9.90%	16.18%	17.21%	(46.92)%	21.24%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$90	$97	$101	$110	$228
Average net assets (000,000)	$95	$100	$98	$198	$195
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.59%	1.60%	1.62%	1.53%	1.50%
Expenses, excluding distribution and service (12b-1) fees	.59%	.60%	.62%	.53%	.50%
Net investment income	2.07%	1.90%	2.98%	.83%	1.28%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	39

Financial Highlights

continued

Class R Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.85	$8.60	$7.49	$16.83	$17.38
Income (loss) from investment operations:
Net investment income	.27	.22	.26	.16	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.75	1.21	1.04	(6.74)	2.73
Total from investment operations	1.02	1.43	1.30	(6.58)	2.99
Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.18)	(.19)	(.15)	(.30)
Distributions from net realized gains	-	-	-	(2.61)	(3.24)
Total dividends and distributions	(.24)	(.18)	(.19)	(2.76)	(3.54)
Capital Contributions (Note 6):	-	- (e)	-	-	-
Net asset value, end of year	$10.63	$9.85	$8.60	$7.49	$16.83
Total Return(b):	10.42%	16.82%	17.76%	(46.66)%	21.36%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,859	$4,461	$3,223	$2,596	$2,655
Average net assets (000)	$5,467	$3,914	$2,868	$3,377	$1,121
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.09%	1.10%	1.12%	1.03%	1.00%
Expenses, excluding distribution and service (12b-1) fees	.59%	.60%	.62%	.53%	.50%
Net investment income	2.59%	2.42%	3.37%	1.37%	1.59%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Through March 31, 2013, the distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) Less than $.005 per share.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.86	$8.61	$7.50	$16.85	$17.32
Income (loss) from investment operations:
Net investment income	.33	.27	.30	.23	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.74	1.21	1.04	(6.75)	2.77
Total from investment operations	1.07	1.48	1.34	(6.52)	3.13
Less Dividends and Distributions:
Dividends from net investment income	(.29)	(.23)	(.23)	(.22)	(.36)
Distributions from net realized gains	-	-	-	(2.61)	(3.24)
Total dividends and distributions	(.29)	(.23)	(.23)	(2.83)	(3.60)
Capital Contributions (Note 6):	-	- (d)	-	-	-
Net asset value, end of year	$10.64	$9.86	$8.61	$7.50	$16.85
Total Return(b):	10.96%	17.37%	18.33%	(46.38)%	22.51%

Ratios/Supplemental Data:
Net assets, end of year (000,000)	$103	$81	$82	$98	$176
Average net assets (000,000)	$103	$84	$83	$163	$150
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.59%	.60%	.62%	.53%	.50%
Expenses, excluding distribution and service (12b-1) fees	.59%	.60%	.62%	.53%	.50%
Net investment income	3.09%	2.91%	4.00%	1.84%	2.27%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Jennison Utility Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Utility Fund, a series of Prudential Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 20, 2012

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s year end (November 30, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal year. We are advising you that during the year ended November 30, 2011, the Fund paid ordinary income dividends of $0.26 per Class A shares, $0.19 per Class B and Class C shares, $0.24 per Class R shares and $0.29 per Class Z shares.

For the year ended November 30, 2011, the Fund designates the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentage of the ordinary income distributions paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD
Prudential Jennison Utility Fund	100%	77.29%

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV, as to the federal tax status of the distributions received by you in calendar 2011.

Prudential Jennison Utility Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 58

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential Jennison Utility Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.
(1) The	year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-Present) of Prudential Investment Management Services LLC; formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (59) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Jennison Utility Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows:

Judy A. Rice, 2012; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Utility Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not

[1]	Prudential Jennison Utility Fund is a series of Prudential Sector Funds, Inc.

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Utility Funds Performance Universe) was in the first quartile over the one- and 10-year periods, in the third quartile over the five-year period, and in the fourth quartile over the three-year period. The Board also noted that the Fund outperformed its benchmark index over the one-, five- and 10-year periods, although it underperformed its benchmark index over the three-year period. The Board noted PI’s explanation that the Fund’s underperformance for the three- and five-year periods was primarily attributable to the Fund’s investments in the energy sector. The Board further noted that the Fund’s recent performance had improved, with the Fund outperforming its benchmark index and the median of its Peer Universe for the first quarter of 2011. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Prudential Jennison Utility Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Sector Funds, Inc./Prudential Jennison Utility Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON UTILITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX
CUSIP	74441P858	74441P841	74441P833	74441P825	74441P817

MF105E    0216814-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended November 30, 2011 and November 30, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $66,000 and $64,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

During the fiscal year ended November 30, 2011, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders. Not applicable for the fiscal year ended November 30, 2010.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –   Audit Committee of Listed Registrants – Not applicable.

Item 6 –   Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –   Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not

                applicable.

Item 10 –   Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –   Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 19, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	January 19, 2012